----------------------------------------------

                                       THE
                                      ROYCE
                                      FUNDS

                       Value Investing in Small Companies
                             for More Than 25 Years

                                ROYCE VALUE TRUST

                              ROYCE MICRO-CAP TRUST

                               ROYCE GLOBAL TRUST

                 ----------------------------------------------

                               1998 Annual Report


                               www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS
--------------------------------------------------------------------------------

Royce & Associates, Inc. manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Global Trust, a closed-end fund that focuses on a limited number of domestic and foreign small-cap companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund's Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings, which may include periodic rights offerings. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or in the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds where the fund sells and redeems its shares on a continuous basis.

--------------------------------------------------------------------------------

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

- Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

- In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

- A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

- The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

- Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust has adopted a quarterly distribution policy.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

--------------------------------------------------------------------------------

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor's total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 10, 12 and 14. For additional information on the Funds' Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 17.

                                                                 THE ROYCE FUNDS
--------------------------------------------------------------------------------


ANNUAL REPORT REFERENCE GUIDE
--------------------------------------------------------------------------------

Jump, Jive An' Wail: 1998's stock market provided more than its share                                            2
of swinging moments.
-------------------------------------------------------------------------------------------------------------------
It Don't Mean a Thing (If It Ain't Got That Swing): Recent changes to small-cap                                  5
stock definitions have little impact on our own small- and micro-cap work.
-------------------------------------------------------------------------------------------------------------------
Royce Value Trust outperformed both small-cap benchmark indices,                                                10
the Russell 2000 and S&P 600, for the one-, three-, five- and 10-year periods on an NAV basis.
-------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Trust outperformed the Russell 2000 for the three-year,                                         12
five-year and since inception (12/14/93) periods on an NAV basis, in spite of a difficult year for both micro-cap securities and for the Fund.
-------------------------------------------------------------------------------------------------------------------
Royce Global Trust's more concentrated approach produced disappointing returns                                  14
relative to its small-cap benchmark index for the fourth quarter and for the year.
-------------------------------------------------------------------------------------------------------------------
Updates and Notes: What's New on Our Website (www.roycefunds.com)                                               18
and a Y2K Update.
-------------------------------------------------------------------------------------------------------------------
Schedules of Investments and Other Financial Statements.                                                        19
-------------------------------------------------------------------------------------------------------------------
Postscript: Furby-Mania.                                                                         Inside back cover
-------------------------------------------------------------------------------------------------------------------

For more than 25 years, our value approach has focused on evaluating a company's worth -- what we believe a business would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we pay for a security must be substantially lower than our appraisal of its worth.

[MAGNIFING GLASS PHOTO]

--------------------------------------------------------------------------------
  NAV AVERAGE ANNUAL TOTAL RETURNS Through December 31, 1998
--------------------------------------------------------------------------------
                                                                       SINCE
  FUND (INCEPTION)                1-YEAR       3-YEAR      5-YEAR    INCEPTION
--------------------------------------------------------------------------------
  Royce Value Trust (11/26/86)      3.3%        15.0%      13.5%       13.0%
--------------------------------------------------------------------------------
  Royce Micro-Cap Trust (12/14/93) -4.1         12.4       13.1        13.0
--------------------------------------------------------------------------------
  Royce Global Trust (11/1/96)*    -6.8         N/A        N/A          7.7

*Date Royce & Associates assumed investment management.

[START SIDEBAR]

[Photo of Charles M. Royce]

Charles M. Royce, President

I feel very strongly that the new market cycle will be shorter, with more historically typical annualized returns. The last cycle began in 1990. By any traditional measurement, that was a very long period. I think that the new cycle will last no more than a couple of years and could well be a very low return period.

[END SIDEBAR]


LETTER TO OUR STOCKHOLDERS
--------------------------------------------------------------------------------

[Cartoon graphic: dancers "jiving" to a swing band at the "Wall Street Hop"] -c- Blaustein '99

JUMP, JIVE AN' WAIL

Although the stock market took a brief but dramatic downturn during the third quarter, it was not enough to keep its swinging participants off the dance floor. In three out of four quarters in 1998, large-cap stocks provided investors with jazzed-up returns. In contrast, small-cap securities grooved in quarters one and four, but sang the blues in quarters two and three.

     This year's stock market soiree also produced swing in abundance. According to Tim Hayes of Ned Davis Research, the average daily swing of the Dow Jones Industrial Average ("Dow") in 1998 from the low to the high was 2.6% on an intra day basis or about 225 points a day. On an intra-year basis, the large-cap S&P 500 was off 19.2% from its peak on July 17, 1998 to its trough on August 31, 1998, while the small-cap Russell 2000 was off 36.5% from its April 21, 1998 peak to its October 8 trough. Although both large- and small-cap securities rallied in 1998's fourth quarter, the calendar-year performance disparity between the two indices was the widest since the inception of the Russell 2000 Index in 1979.

THE JOINT IS JUMPIN'

Large-cap and technology stocks were at the top of the charts in 1998. Both the Dow and S&P 500 reached record highs despite third quarter setbacks. The Dow (+18.1%) generated its fourth consecutive year of double digit gains, and the S&P 500 (+28.6%) posted an unprecedented fourth consecutive year of 20%+ returns.

     If this were not amazing enough, consider the results of the Nasdaq Composite, which was up 39.6% for the year. How much of a difference did technology make? The tech-heavy Nasdaq 100 finished 1998 up 85.5% versus only 6.8% for the Nasdaq Industrials. Wow!


2 | THE ROYCE FUNDS ANNUAL REPORT 1998

--------------------------------------------------------------------------------

I GOT IT BAD (AND THAT AIN'T GOOD)

While large-cap enjoyed cheers and applause in 1998, small-cap endured cat calls. However, even though the small-cap oriented Russell 2000 did hit some sour notes -- the index was down 2.6% for the full year -- it was not entirely off key, considering it was down 23.9% for the combined second and third quarters. Just how tough was it for small-cap mutual fund investors? According to fund rating service Morningstar, out of 2,802 open-end domestic equity funds overall, only 12 of the 398 small-cap objective funds with a three-year history garnered four or five star ratings as of December 31, 1998. This means that out of the 910 funds that received four or five star ratings, only 1.3% were small-cap portfolios.

     Fortunately for those of us in the small-cap business, there were some smooth sounds to soothe the second and third quarter blues as small-caps staged a short but impressive rally at year-end. From its bottom on October 8 through December 31, the Russell 2000 was up 36.3%, comfortably ahead of the S&P 500, which was up 28.1%. A little more of this in 1999 would be music to our ears.

[START CALLOUT]

[O]ut of the 910 funds that received
four or five star [Morningstar]
ratings, only 1.3% [12 funds] were
small-cap portfolios.

[END CALLOUT]


EVERY PICTURE TELLS A STORY

While calendar-year periods are often used in performance comparisons, we find that peak-to-peak periods, or full market cycles, are generally more revealing, especially when discussing relative performance. Although small-cap underperformance was evident throughout most of 1998, we believe that the small-cap downturn began much earlier. Prior to the high established on April 21, the last major peak for the Russell 2000 occurred on May 22, 1996, led by technology and a flood of IPO offerings. From that previous peak to the Russell 2000 trough on October 8, 1998, small-cap stocks were not on investors' hit parade.

     Many investors forget that small-caps were the market leaders for the almost six-year period prior to the peak on May 22, 1996, which began with the small-cap trough in October, 1990. Perhaps the recent period of prolonged underperformance has made memories fuzzy.

     These distinctly different periods demonstrate the ebb and flow between large- and small-cap performance and how unrealistic it is to expect small-cap companies to always lag or large-cap companies to permanently lead. With this in mind, we thought that it would be interesting to examine the April - October small-cap decline in the context of previous downturns. Since the Russell 2000's inception in 1979, there have been five major small-cap declines of 20% or more, including 1998's. Each of the four previous declines was followed by one- to two-year periods of substantial upside performance (70%+).

----------------------------------------
     LATE '90s: SMALL CAPS LANGUISH
----------------------------------------
            5/22/96 - 10/8/98
----------------------------------------
Russell 2000                 -12.0%
----------------------------------------
S&P 500                       47.6%
----------------------------------------

-------------------------------------------
 EARLY '90S: A COMPLETELY DIFFERENT PICTURE
-------------------------------------------
           10/31/90 - 5/22/96
-------------------------------------------
Russell 2000                 236.2%
-------------------------------------------
S&P 500                      162.1%
-------------------------------------------


                                          THE ROYCE FUNDS ANNUAL REPORT 1998 | 3

[START SIDEBAR]

There has certainly been a change in market leadership, one that so far has had its greatest effect within large-cap. Global multinationals and financial services have relinquished leadership to technology, which continues to be a market-leading sector within both large- and small-cap. This is the beginning, I think, of a substantial shift in overall market leadership, which signals the beginning of a new market cycle.

[END SIDEBAR]


--------------------------------------------------------------------------------

     With the Russell 2000 up 36.3% from its October low, have potential small-cap investors missed the boat? If history is any indication, we don't think so. While the past is not a blueprint for the future, historical precedent might suggest that the small-cap rally has both time and distance on its side.

            RUSSELL 2000 PEAK-TO-TROUGH-TO-PEAK PERFORMANCE PERIODS

[bar chart]

                Decline From Peak            Subsequent Rise
              ---------------------     -------------------------
              6/15/81-     -26.2%       8/12/82-         115.5%
              8/12/82                   6/24/83

              6/24/83-     -24.1%       7/25/84-          72.5%
              7/25/84                   7/3/86

              8/25/87-     -38.9%       10/28/87-         76.8%
              10/28/87                  10/9/89

              10/9/89-     -32.5%       10/31/90-         83.1%
              10/31/90                  2/12/92

              4/21/98-     -36.5%       10/8/98-          36.3%
              10/8/98                   12/31/98


Historical market trends are not necessarily indicative of future market movements.

[END BAR CHART]

WE WALK THE LINE

Twice each year, we provide details and offer commentary on our Funds' recent performance. This exercise, while important in many ways, always gives us pause. As long-term investors, it feels odd to spend time commenting on short-term performance. Yet the investment world is captivated by the short term, with far too much attention devoted to who has this year's -- or even this quarter's -- best returns. In contrast, we believe that investors should be neither too encouraged nor too dismayed by short-term relative results.

     We are less concerned about near-term performance -- even when, as in 1998, we are pleased with the results -- because valuation and performance are rarely in sync in the short run. In other words, we do not expect today's undervalued stock to immediately reach what we think is its full value.


Take The "A" Train

During a holiday season vacation, the intrepid advisor hopped on the New York City subway and took the "A" train to the Columbus Circle stop. After joining in on a jam session with the Duke Ellington Orchestra, he made his way to our office and chatted with Chuck Royce about the relevance of the terms "growth" and "value" in today's small-cap market.

With all the changes that have taken place in the small-cap world over the last decade, do you think that the definitions of value and growth have changed as well?

     The definitions have not changed as much as their usefulness has. At some level, we think that describing the way that we manage money exclusively as "value" is incomplete. Although it's common practice within the investment community to do so, we don't divide the equity world into growth and value stocks. We spend our time thinking about how to limit risk without sacrificing return. If we find a stock that we believe has terrific growth prospects, we want to buy it with the least risk possible, i.e., at an attractive price -- we don't worry about whether or not the stock is considered a value or a growth stock.


4 | THE ROYCE FUNDS ANNUAL REPORT 1998

--------------------------------------------------------------------------------

Our investment horizon for portfolio selection is three to five years; in general we try to find stocks with the potential to at least double in value during that time period. What happens in the short term is a function of market direction and luck. We can control neither. While, on an NAV basis, Royce Value Trust did provide a short-term performance advantage over the Russell 2000, we are most pleased that on an NAV basis, Royce Value Trust and Royce Micro-Cap Trust have provided a long-term performance edge. While we are disappointed with Royce Global Trust's performance since assuming management on November 1, 1996, we remain confident about the Fund's long-term prospects. For a complete review and discussion of our results and our risk profiles, please see pages 10-15.

[START CALLOUT]

Our investment horizon for portfolio
selection is three to five years; in general we try to find stocks with the potential to at least double in value during that time period.

[END CALLOUT]


IT DON'T MEAN A THING
(IF IT AIN'T GOT THAT SWING)

Several years ago, Billboard magazine made changes in the criteria of its famous chart system to more effectively track the changing music scene. In a similar move, Morningstar, Inc. and Lipper Analytical, the fund industry's preeminent ranking and analysis services, recently announced that they would be altering their capitalization and style criteria to more accurately reflect the realities of today's equity market. For instance, rather than use pre-established market-cap cutoffs, with small-cap being defined as less than $1 billion, Morningstar has now divided the equity universe based on

--------------------------------------------------------------------------------
                 RUSSELL 2000'S EXPANDING MARKET CAPITALIZATION
--------------------------------------------------------------------------------
                                12/31/89        12/31/94          12/31/98
--------------------------------------------------------------------------------
Weighted Average                $190            $400              $880
--------------------------------------------------------------------------------
Median                          $ 70            $210              $430
--------------------------------------------------------------------------------
Russell 2000 weighted average and median market capitalization in millions.
Source: Frank Russell Company
--------------------------------------------------------------------------------

If value and growth have become less useful terms, what has been the effect on the firm's selection process?

     There really hasn't been an appreciable effect on our selection process. We have always looked at our mission in life, so to speak, as wanting to be very good small-cap investors who pay equal attention to risk and reward. We've never been anti-growth, we just don't want to overpay for growth, so we try to be conscious of all the risk elements when selecting securities. These elements may include evaluating growth prospects relative to the stock price, as well as trading strategy, ownership issues, business risk and liquidity risk.

     Frankly, in most instances, we can't buy high-growth companies at attractive prices, i.e., at "lower risk," because the world frequently tends to overprice these securities. But it's important to remember that this has nothing to do with how the outside world is classifying these stocks -- we are value investors, but we don't confine ourselves to "value" stocks.


                                          THE ROYCE FUNDS ANNUAL REPORT 1998 | 5

[START SIDEBAR]

Relative valuations for small-cap stocks remain very strong in our view, even after the recent run of solid performance in the fourth quarter. Although valuation and performance do not correlate in the short term, we certainly expect that over most full market cycles they should

[END SIDEBAR]

--------------------------------------------------------------------------------

the following percentages: Large-cap will constitute the top 5% of the 5,000 largest U.S. stocks in their database, mid-cap will be the next 15% of the 5,000 and small-cap will comprise the remaining 80%. The net effect is a more liberal definition of small-cap stocks and by extension small-cap funds -- as of December 31, 1998, the highest median market cap among funds in the small-cap category was $1.2 billion.

[START CALLOUT]

[T]he difference between the
small- and micro-cap sectors
is critical to us because we
believe that they behave dif-
ferently and require different
investment strategies.

[END CALLOUT]

     The small-cap expansion has affected small-cap indices as well. The Russell 2000, which measures the 2,000 smallest U.S. companies out of the largest 3,000 U.S. companies (as tracked by the Russell 3000), has undergone considerable capitalization drift during the decade. As of December 31, 1998, the largest stock in the Russell 2000 had a market cap of $3.2 billion. The median market cap for the index was $430 million and the weighted-average market cap was $880 million, squarely in the upper end of the small-cap sector. It may not be long until the weighted-average market cap exceeds $1 billion.

     Regardless of how others are defining and redefining small-cap, there has been no effect on our daily work. We concern ourselves primarily with the same financial characteristics that have been central to our work for more than 25 years. However, the difference between the small- and micro-cap sectors is critical to us because we believe that they behave differently and require different investment strategies. In making our case, we are happy to risk sounding like the fan who doggedly insists that major differences exist between country and western music, or soul and rhythm and blues (this may be the only risk we don't mind taking).

Under what business or market conditions would you buy the stock of a company conventionally regarded as "small-cap growth"?

     Although we are usually not interested in the high-priced, "super growth" type of company, there are four conditions that bring traditional growth companies into our price range. One would be companies with the flu, as opposed to pneumonia, i.e., ones that have experienced a temporary earnings shortfall. This often scares investors, which leads them to sell. The result is usually a lower price, one that we are willing to pay if the company's underlying financial condition remains stable. A second type would be companies whose growth rates are shifting to more real-world levels, i.e., 10% - 15% cyclically from 20% sequentially, and whose stock price has been penalized by the market. Over the years, we've bought securities with these characteristics trading at attractive prices. Another would be companies in high-growth industries whose specific year-over-year results vary. The last case is the least common. Adverse market conditions can simply drive prices down to the point where growth becomes cheap. This generally occurs only in more serious market downturns, maybe once or


6 | THE ROYCE FUNDS ANNUAL REPORT 1998

--------------------------------------------------------------------------------

     The more efficient upper tier of small-cap receives considerable institutional attention and research coverage. This is why we use a concentrated approach in this sector. We rely not only on our standard criteria -- looking for companies with unusually strong returns on assets, cash flows and balance sheets, as well as solid growth prospects -- but on non-quantitative research, such as competitive and strategic analysis.

[START CALLOUT]

Investing in micro-caps more closely
resembles the way we have chosen
stocks historically, with close atten-
tion to quantitive factors such as
balance sheets and cash flows.

[END CALLOUT]

     With micro-cap stocks, institutional competition is the least of our worries. Liquidity issues and trading constraints are of much greater concern to us in this sector, where institutional interest is thin and research coverage is often nonexistent. Due to the breadth and diversity of the micro-cap sector, the research and security selection process is both time-consuming and labor-intensive. We look at dozens to find a handful. Investing in micro-caps more closely resembles the way we have chosen stocks historically, with close attention to quantitative factors such as balance sheets and cash flows. It also requires an understanding of what makes micro-cap companies distinctive. Unlike upper-tier small-cap companies, which have corporate cultures similar to larger companies, micro-cap companies are usually dominated by the personalities of their CEOs, who are often the founders and majority owners of the business.

     So even as the equity market continues the natural process of change and expansion, we will stay with what has worked for us in the past, and what we believe continues to work for us today. We have adjusted as the times have demanded without sacrificing the essence of who we are -- uncompromising and risk-conscious money managers.

twice in a decade. This past year's market downturn is the most recent instance, but prior to that, we'd have to go back to 1990.

Do you think that more attractive valuations and risk factors still exist in the less glamorous kind of company that traditionally draws attention from value investors?

     This may surprise people, but many of these companies -- those that the industry would regard as "value" -- are not as attractively priced relative to many small-cap stocks that might be considered growth. The reason is that within small-cap, value has generally outperformed growth over the last two-and-a-half years. These "value" stocks are therefore not quite the bargains that they were a few years ago, which is another reason why we see less usefulness in terms such as value and growth. Regardless of how the industry classifies them, we have a strong preference for a company that has proven it can weather storms, but whose stock price, for whatever reason, has been knocked off balance.


                                          THE ROYCE FUNDS ANNUAL REPORT 1998 | 7

[START SIDEBAR]

What sometimes happens in a period preceding an upswing such as we experienced recently is that small-caps become extraordinarily cheap across the board. The market creates conditions that enable us to buy stocks that typically don't trade at the kind of attractive discounts that we have been seeing. This summer's downturn enabled us to purchase higher growth rates at a cheaper price than we have been able to do in a very long time.

[END SIDEBAR]

--------------------------------------------------------------------------------

[Cartoon graphic: 2 optimistic guys walking down the street with sign "The Future for Small-Caps." They are flanked by three cautious-looking guards.
Caption: "Guarded Optimism"] -c- Hank Blaustein 1999


THE TIMES THEY ARE A-CHANGING

If nothing else, this summer's decline served as a reminder that cycles remain a reality in the equity markets and that returns go up and down. This is true whether we are talking about individual stocks or stock markets. The dominant theme in 1998 was change, as declining prices produced significant investment opportunities and a shift in market leadership.

     This summer's decline gave us a rare investment opportunity, as virtually all small-cap securities were repriced regardless of an individual company's circumstances. According to a Salomon Smith Barney report published in July in The Wall Street Journal, the average stock with a market value of $250 million or less fell more than 40% from its 52-week high. The last time such a substantial small-cap sector repricing occurred was 1990. If one believes (as we do) that long-term outperformance is directly related to exploiting valuation discrepancies, then this summer's downturn provided us with substantial future performance potential.

     In addition to creating numerous investment opportunities, the October trough may have signaled the completion of the 1990's bull market. From October 31, 1990 through its trough on August 31, 1998, the S&P 500 compounded at an 18.8% average annual rate of return, well above its long-term norm of 10.5% (Source: Ibbotson and Associates). Although it is difficult to say with any certainty, we believe that the new cycle will be different, with chart toppers coming from both large- and small-cap securities.

[START CALLOUT]

If one believes (as we do) that long-
term outperformance is directly
related to exploiting valuation
discrepancies, then this summer's
downturn provided us with substan-
tial future performance potential.

[END CALLOUT]


8 | THE ROYCE FUNDS ANNUAL REPORT 1998

--------------------------------------------------------------------------------

[PHOTO]
(l-r) Jack Fockler, Whitney George, Chuck Royce,
         Charlie Dreifus, Buzz Zaino

     Signs of change were already present in the fourth quarter. Market leadership shifted away from the trio of global multinationals, large financials and technology, leaving technology as a solo act -- more exciting, but much less stable. According to Goldman Sachs, the average internet stock -- a dominant force inside the technology sector -- was up 225% in 1998. Internet frenzy has recently consumed the market landscape. It seems a fitting coda to this decade's bull market, an outsized, speculative phase to an outsized market cycle. However, when this sector corrects, a subsequent correction to the market as a whole seems likely, and a new cycle will be under way for certain. It is in this new cycle that we believe our "guarded optimism" for small-caps will be substantiated. We are also confident that in this low-return environment, there will be great value in "value."

     We appreciate your continued support and invite your questions and comments.

Sincerely,



/s/ Charles M. Royce      /s/ W. Whitney George       /s/ Jack E. Fockler, Jr.
------------------------  -------------------------   ------------------------
Charles M. Royce          W. Whitney George           Jack E. Fockler, Jr.
     President             Vice President                Vice President


--------------------------------------------------------------------------------

  Fans of all musical genres may be interested to know that...

  "Jump, Jive An' Wail" is a swing standard originally made famous by Louis Prima that jumped back on the charts in 1998 thanks to a new version by the Brian Setzer Orchestra, with a little help from a popular TV commercial for The Gap.

  "The Joint Is Jumpin'" also enjoyed a second life when the music of Fats Waller became the subject of the Broadway show Ain't Misbehavin' in the '80s.

  "I Got It Bad (And That Ain't Good)," a swing classic, was one of the centerpieces of the Duke Ellington Orchestra's repertoire through the '40s and '50s.

  "Every Picture Tells a Story" is the title track from Rod Stewart's groundbreaking 1971 album, one of the first rock and roll records to emphasize acoustic instruments.

  "Take the 'A' Train," another in a long list of Duke Ellington classics, is indeed one of the trains that stops just minutes from our midtown Manhattan offices.

  When it comes to small-cap stocks and a long-term investment horizon, like country music legend Johnny Cash, "We Walk The Line."

  "It Don't Mean A Thing (If It Ain't Got That Swing)," yet another Ellington gem, is one of the best-known songs of the swing era, and says it all about the music that once again has the country hopping.

  "The Times They Are A-Changin," the title song from an early Bob Dylan record, comes from what is probably the most famous protest album of all time.

--------------------------------------------------------------------------------


                                          THE ROYCE FUNDS ANNUAL REPORT 1998 | 9

[START SIDEBAR]

WHAT WE DO

Royce Value Trust ("RVT") is a closed-end fund that invests primarily in small- and micro-cap companies using a disciplined value approach.

HOW WE DID

Royce Value Trust finished 1998 with a solid fourth-quarter showing, up 16.7% on an NAV basis and 9.9% on a market price basis. This compares to 16.3% for the Russell 2000 and 17.6% for the S&P 600, the two small-cap benchmark indices. For the full year, RVT outperformed both indices, posting a 3.3% NAV total return (+1.5% market price total return) versus respective returns of -2.6% and -1.3% for the Russell 2000 and S&P 600. In addition, RVT's average annual NAV total return bested both indices for the three-, five-, 10-year and since inception (11/26/86) periods.

In 1998's second half, the Fund benefited from an increased exposure to technology stocks, a market-leading sector within both large- and small-cap in 1998. Strong gains from portfolio securities in this market-leading sector made important contributions to the Fund's 1998 performance. This increased exposure to technology is not indicative of a change in our investment style, but instead reflects the growing role technology plays in the economy, which includes a vastly expanding universe of small-cap technology companies. We remain committed to absolute valuation measures in our selection process.

RVT, which celebrated its twelfth year of performance, remains the oldest and largest small-company closed-end fund available. The Fund's officers, employees and affiliates currently own more than $4 million of the Fund's Common Stock.

[END SIDEBAR]


ROYCE VALUE TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/98
--------------------------------------------------------------------------------
   4th Quarter 1998*                                                      16.7%
-------------------------------------------------------------------------------
   July-Dec 1998*                                                         -4.8
--------------------------------------------------------------------------------
   1-Year                                                                  3.3
--------------------------------------------------------------------------------
   3-Year                                                                 15.0
--------------------------------------------------------------------------------
   5-Year                                                                 13.5
--------------------------------------------------------------------------------
   10-Year                                                                14.4
--------------------------------------------------------------------------------
   Since Inception (11/26/86)                                             13.0
--------------------------------------------------------------------------------

*Not annualized.

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON  10-Year Period Ended 12/31/98
--------------------------------------------------------------------------------
                         Average Annual          Standard
                          Total Return           Deviation                RUR
--------------------------------------------------------------------------------
   RVT (NAV)                 14.4%                 11.9                   1.21
--------------------------------------------------------------------------------
   S&P 600                   13.2                  16.8                   0.79
--------------------------------------------------------------------------------
   Russell 2000              12.9                  16.6                   0.78

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.
--------------------------------------------------------------------------------

Over the last 10 years, Royce Value Trust has outperformed the S&P 600 and the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

--------------------------------------------------------------------------------
ROYCE VALUE TRUST MARKET PRICE -- ACTUAL vs. ADJUSTED*
--------------------------------------------------------------------------------

---------------------------
Market Price Total Returns
---------------------------
 Since Inception  = 248.2%
---------------------------
        10 Years  = 276.4
---------------------------
         5 Years  = 72.9
---------------------------
         3 Years  = 52.0
---------------------------
          1 Year  = 1.5
---------------------------

Adjusted Market Price
Actual Market Price

[PLOT POINTS]
Royce Value Trust Actual vs. Adjusted Market Price Chart

                   Actual         Adjusted
             Market Price     Market Price
             ------------     ------------
11/26/86               10               10
12/31/86             9.88             9.88
 1/31/87            10.75            10.75
 2/28/87             9.75             9.75
 3/31/87             9.63             9.63
 4/30/87             8.63             8.63
 5/31/87              9.5              9.5
 6/30/87             9.38             9.37
 7/31/87             9.13             9.12
 8/31/87              9.5              9.5
 9/30/87             9.25             9.25
10/31/87                7              7.3
11/30/87             6.63             6.91
12/31/87             6.75             7.26
 1/31/88                7             7.53
 2/29/88                8              8.6
 3/31/88             8.13             8.73
 4/30/88                8              8.6
 5/31/88             7.88             8.46
 6/30/88             8.63             9.27
 7/31/88              8.5             9.14
 8/31/88             8.38                9
 9/30/88             8.88             9.54
10/31/88             8.63             9.27
11/30/88             8.25             8.87
12/31/88             8.13             9.25
 1/31/89             8.75             9.96
 2/28/89              8.5             9.68
 3/31/89             8.88             10.1
 4/30/89             9.13            10.39
 5/31/89             9.38            10.67
 6/30/89             9.25            10.53
 7/31/89             9.63            10.96
 8/31/89             9.75             11.1
 9/30/89             9.63            10.99
10/31/89              9.5            10.84
11/30/89              9.5            10.84
12/31/89              9.5            11.46
 1/31/90             8.88            10.71
 2/28/90             8.75            10.56
 3/31/90             9.25            11.16
 4/30/90             9.25            11.16
 5/31/90              9.5            11.46
 6/30/90             9.63            11.61
 7/31/90              9.5            11.31
 8/31/90             8.25            10.26
 9/30/90             7.88             9.53
10/31/90             7.25             8.78
11/30/90             7.75             9.38
12/31/90             8.13            10.23
 1/31/91             8.75            10.85
 2/28/91             9.88            12.43
 3/31/91            10.38            13.05
 4/30/91            10.75            13.53
 5/31/91            10.25             12.9
 6/30/91               10            12.58
 7/31/91            10.13            12.74
 8/31/91             9.88            12.42
 9/30/91             9.88            12.46
10/31/91            10.25            12.93
11/30/91               10            12.61
12/31/91            10.38            13.83
 1/31/92               11            14.67
 2/29/92            11.75            15.67
 3/31/92             11.5            15.33
 4/30/92            11.63             15.5
 5/31/92            11.38            15.33
 6/30/92            11.25               15
 7/31/92            11.25               15
 8/31/92            11.13            14.83
 9/30/92            11.38            15.19
10/31/92             11.5            15.36
11/30/92            12.63            16.86
12/31/92            12.25            17.54
 1/31/93            12.75            18.25
 2/28/93            12.88            18.25
 3/31/93               13            18.61
 4/30/93            12.88            18.43
 5/31/93            12.88            18.43
 6/30/93            13.13            18.79
 7/31/93            13.38            19.33
 8/31/93            13.63             19.5
 9/30/93            13.75            19.75
10/31/93            14.25            20.47
11/30/93            13.88            19.94
12/31/93            12.88            20.13
 1/31/94            13.25            20.72
 2/28/94               13            20.33
 3/31/94            12.25            19.16
 4/30/94             12.5            19.55
 5/31/94            12.38            19.35
 6/30/94            12.25            19.16
 7/31/94            12.38            19.35
 8/31/94            12.63            19.74
 9/30/94               12            18.76
10/31/94            11.63            18.18
11/30/94            12.13            19.18
12/31/94               11               19
 1/31/95            11.63            20.08
 2/28/95            11.75             20.3
 3/31/95            11.38            19.65
 4/30/95            11.88            20.52
 5/31/95            12.13            20.73
 6/30/95               12            20.73
 7/31/95            12.63            21.81
 8/31/95            13.13            22.68
 9/30/95             13.5            23.33
10/31/95            12.88            22.25
11/30/95            13.25             23.1
12/31/95            11.88            22.91
 1/31/96            12.38            23.87
 2/29/96            12.13            23.39
 3/31/96            12.25            23.63
 4/30/96            12.25            23.63
 5/31/96            12.63            24.35
 6/30/96            12.38            23.87
 7/31/96            11.63            22.42
 8/31/96            12.25            23.63
 9/30/96            12.63            24.35
10/31/96            12.38            23.87
11/30/96            12.88            24.84
12/31/96            12.63            26.64
 1/31/97            12.38            26.11
 2/28/97             12.5            26.37
 3/31/97            11.75            24.79
 4/30/97            11.88            25.06
 5/31/97            12.75             26.9
 6/30/97            13.75            29.01
 7/31/97            14.25            30.07
 8/31/97            15.31            32.31
 9/30/97            16.25            35.01
10/31/97             15.5            33.39
11/30/97            16.44            35.41
12/31/97            15.06            34.32
 1/31/98            14.94            34.03
 2/28/98            16.13            36.74
 3/31/98            17.13            39.88
 4/30/98            16.94            39.45
 5/31/98            16.75            39.01
 6/30/98             16.5            39.35
 7/31/98            15.13            36.07
 8/31/98            11.75            28.02
 9/30/98            12.88            31.68
10/31/98            13.69            33.68
11/30/98               14            34.45
12/31/98            13.75            34.82

                                     ----------------------------------------
                                      Annual distribution totals as indicated
                                     ----------------------------------------
Adjusted Market Price
Actual Market Price


The regular reinvestment of distributions makes a difference!

* Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in primary subscriptions of rights offerings. This graph illustrates the market price change from IPO of $10 per share on 11/26/86.


10 | THE ROYCE FUNDS ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW

[bar chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

                     RVT (NAV)               Russell 2000
              ---------------------     ---------------------
              8/25/87-     -26.4%       8/25/87-     -38.9%
              10/28/87                  10/28/87

              10/9/89-     -22.1%       10/9/89-     -32.5%
              10/31/90                  10/31/90

              2/12/92-     -2.1%        2/12/92-     -12.0%
              7/8/92                    7/8/92

              3/18/94-     -5.3%        3/18/94-     -12.3%
              12/9/94                   12/9/94

              5/22/96-     -6.3%        5/22/96-     -15.4%
              7/24/96                   7/24/96

              1/22/97-     -3.1%        1/22/97-     -9.0%
              4/25/97                   4/25/97

              10/31/97-    -8.1%        10/31/97-    -11.1%
              1/12/98                   1/12/98

              4/21/98-     -31.3%       4/21/98-     -36.5%
              10/8/98                   10/8/98


[END BAR CHART]

Royce Value Trust has outperformed the Russell 2000 during all eight major downturns since its inception.

---------------------------------------              ----------------------------------
PORTFOLIO DIAGNOSTICS                                TOP 10 POSITIONS  % of Net Assets
---------------------------------------              ----------------------------------
Median Market Cap.         $355 million              National Computer Systems     1.3%
---------------------------------------              ----------------------------------
Weighted Average P/E Ratio        15.6x              Velcro Industries             1.2
---------------------------------------              ----------------------------------
Weighted Average P/B Ratio         1.7x              Alliance Capital
---------------------------------------                Management L.P.             1.1
Weighted Average Yield             1.5%              ----------------------------------
---------------------------------------              Charming Shoppes              1.0
Net Assets                 $677 million              ----------------------------------
---------------------------------------              Medical Assurance             0.9
Turnover Rate                       43%              ----------------------------------
---------------------------------------              Dionex Corporation            0.8
Net Leverage+                       15%              ----------------------------------
---------------------------------------              Farmer Bros.                  0.8
Symbol -- Market Price              RVT              ----------------------------------
       -- NAV                     XRVTX              Crawford & Company            0.8
---------------------------------------              ----------------------------------
                                                     Unitrode Corporation          0.8
                                                     ----------------------------------
                                                     Florida Rock Industries       0.8
                                                     ----------------------------------

+Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

[START BAR CHART]

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                              % of Net Assets
-----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------|
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials          17.2% |
------------------------------------------------------------------------------------------------------------------------------|
----------------------------------------------------------------------------------------------------------------------------|
Technology Components and Systems, Software/Services, Semiconductors and Equipment                                     14.5 |
----------------------------------------------------------------------------------------------------------------------------|
--------------------------------------------------------------------------------------------------------------------------|
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                             11.8 |
--------------------------------------------------------------------------------------------------------------------------|
------------------------------------------------------------------------------------------------------------------------|
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                                       10.5 |
------------------------------------------------------------------------------------------------------------------------|
----------------------------------------------------------------------------------------------------------------------|
Financial Intermediaries Insurance, Banking, Closed-end Funds, Securities Brokers                                 9.3 |
----------------------------------------------------------------------------------------------------------------------|
--------------------------------------------------------------------------------------------------------------------|
Financial Services Insurance Brokers, Investment Management, Information and Processing                         7.8 |
--------------------------------------------------------------------------------------------------------------------|
------------------------------------------------------------------------------------------------------------------|
Natural Resources Oil and Gas, Energy Services, Real Estate                                                   3.7 |
------------------------------------------------------------------------------------------------------------------|
----------------------------------------------------------------------------------------------------------------|
Consumer Services Retail Stores, Restaurants/Lodging, Leisure/Entertainment                                 3.0 |
----------------------------------------------------------------------------------------------------------------|
--------------------------------------------------------------------------------------------------------------|
Health Surgical Products and Devices, Drugs and Biotech, Health Services                                  2.8 |
--------------------------------------------------------------------------------------------------------------|
----------------------------------------------------------------------------------------------------------|
Utilities                                                                                             0.5 |
----------------------------------------------------------------------------------------------------------|
--------------------------------------------------------------------------------------------------------------|
Miscellaneous                                                                                             4.8 |
--------------------------------------------------------------------------------------------------------------|
------------------------------------------------------------------------------------------------------------|
Bonds & Preferred Stocks                                                                                2.1 |
------------------------------------------------------------------------------------------------------------|
--------------------------------------------------------------------------------------------------------------------------|
Treasuries, Cash & Cash Equivalents                                                                                  12.0 |
--------------------------------------------------------------------------------------------------------------------------|

[END BAR CHART]

-------------------------------------------
GOOD IDEAS THAT WORKED
1998 Realized and Unrealized Gain
-------------------------------------------
Level 3 Communications         $ 5,271,475
-------------------------------------------
National Computer Systems        5,019,005
-------------------------------------------
Velcro Industries                2,968,297
-------------------------------------------
LandAmerica Financial Group      2,574,274
-------------------------------------------
MacDermid Incorporated           2,430,193
-------------------------------------------
Combined Gain                  $18,263,244
-------------------------------------------

-------------------------------------------
GOOD IDEAS AT THE TIME
1998 Realized and Unrealized Loss
-------------------------------------------
Denbury Resources              $ 6,429,892
-------------------------------------------
DIMON Incorporated               3,331,181
-------------------------------------------
Standard Commercial Corporation  2,216,392
-------------------------------------------
Special Metals Corporation       1,657,084
-------------------------------------------
Willbros Group                   1,622,789
-------------------------------------------
Combined Loss                  $15,257,338
-------------------------------------------

Level 3 Communications -- Our strongest performer at mid-year, Level 3 Communications continued to be recognized in the market. We bought this Internet pipeline builder in the pink sheets when it was not yet a Nasdaq company, saw its price triple, and took our profits.

National Computer Systems -- Dominant in the educational testing business for many years, this company has emerged as a true leader in technology solutions for both educational and large corporate customers. A long-term core holding in the Fund, the combination of solid results and market recognition improved not only the company's business, but also its valuations.

Denbury Resources -- The senior managers of this small energy company have significant experience at successfully building energy enterprises. Having suffered from the general collapse in energy prices, we believe that the talented management team will help this stock to turn around when energy prices recover.

DIMON Incorporated -- The world's second largest tobacco leaf processor has suffered from a downturn in its cyclical business, the turmoil in emerging markets like Brazil and Southeast Asia from which it procures tobacco and the difficult circumstances surrounding a cautious U.S. customer base that is being sued by the government. We continue to hold the stock under hopeful assumptions that cycles turn, emerging markets recover and governments don't put tobacco companies out of business.



                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 11

ROYCE MICRO-CAP TRUST
--------------------------------------------------------------------------------

[START SIDEBAR]

WHAT WE DO

Royce Micro-Cap Trust ("OTCM") is a closed-end fund that uses a value approach to invest primarily in a broadly diversified portfolio of companies with market capitalizations of less than $300 million. We believe that the more volatile micro-cap sector, while often higher in risk, offers greater potential for higher returns than any other sector of the domestic equity marketplace.

HOW WE DID

Royce Micro-Cap Trust's results reflect the performance difficulties of its investment universe. 1998 was an especially turbulent year for micro-cap stocks, marked by increased volatility and underperformance relative to the equity market as a whole. Investors' preference for larger, more liquid stocks kept micro-cap companies out of the investment spotlight. For the quarter, the Fund was up 9.8% on an NAV basis and 13.8% on a market price basis versus 16.3% for the Russell 2000, the Fund's small-cap benchmark index. For the full year, both NAV and market price performance (-4.1% and -9.4%) trailed the index (-2.6%). On an NAV basis, however, OTCM outperformed the Russell 2000 for the three-year, five-year and since inception (12/14/93) periods.

Although OTCM did not perform as we would have liked in 1998, we remain excited about the long-term investment opportunities in micro-cap stocks. OTCM now has five years of performance history and is the only closed-end micro-cap fund available. The Fund's officers, employees and their affiliates currently own more than $8 million, or 7.5% of the Fund's Common Stock.

Royce Micro-Cap Trust is now featured in the mutual funds section of MicroCap1000.com (www.microcap1000.com), a web-site dedicated to the micro-cap investment universe.

[END SIDEBAR]


--------------------------------------------------------------------------------
NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/98
--------------------------------------------------------------------------------
4th Quarter 1998*                                                       9.8%
--------------------------------------------------------------------------------
Jul-Dec 1998*                                                         -11.5
--------------------------------------------------------------------------------
1-Year                                                                 -4.1
--------------------------------------------------------------------------------
3-Year                                                                 12.4
--------------------------------------------------------------------------------
5-Year                                                                 13.1
--------------------------------------------------------------------------------
Since Inception (12/14/93)                                             13.0
--------------------------------------------------------------------------------

*Not annualized.

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON From Inception (12/14/93) Through 12/31/98
--------------------------------------------------------------------------------
                         Average Annual          Standard
                          Total Return           Deviation                RUR
--------------------------------------------------------------------------------
OTCM (NAV)                   13.0%                 12.2                   1.07
--------------------------------------------------------------------------------
Russell 2000                 12.5%                 16.7                   0.75
--------------------------------------------------------------------------------
Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.
--------------------------------------------------------------------------------

Since its inception, Royce Micro-Cap Trust has outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

--------------------------------------------------------------------------------
ROYCE MICRO-CAP TRUST MARKET PRICE -- ACTUAL vs. ADJUSTED*
--------------------------------------------------------------------------------

--------------------------
Market Price Total Returns
--------------------------
Since Inception  =  58.3%
--------------------------
        5 Years  =  58.3
--------------------------
        3 Years  =  39.3
--------------------------
         1 Year  =  -9.4
--------------------------

Adjusted Market Price
Actual Market Price

[PLOT POINTS]

Royce Micro-Cap Trust Actual vs. Adjusted Market Price Chart

                   Actual         Adjusted
             Market Price     Market Price
             ------------     ------------
12/15/93              7.5              7.5
 1/31/94             7.75             7.75
 2/28/94              7.5              7.5
 3/31/94              6.5              6.5
 4/30/94             6.63             6.63
 5/31/94             7.13             7.13
 6/30/94             6.75             6.75
 7/31/94                7                7
 8/31/94             7.13             7.13
 9/30/94                7                7
10/31/94             7.38             7.38
11/30/94             7.13             7.19
12/31/94                7             7.11
 1/31/95             6.75             6.86
 2/28/95             7.13             7.24
 3/31/95             6.88             6.98
 4/30/95             6.88             6.98
 5/31/95                7             7.11
 6/30/95             7.38             7.49
 7/31/95             7.75             7.87
 8/31/95                8             8.13
 9/30/95             8.38             8.51
10/31/95             7.75             7.87
11/30/95             7.63             7.75
12/31/95                8             8.52
 1/31/96             7.75             8.25
 2/29/96             7.75             8.25
 3/31/96             7.75             8.25
 4/30/96             8.38             8.92
 5/31/96             8.38             8.92
 6/30/96             8.63             9.18
 7/31/96             7.75             8.25
 8/31/96             7.94             8.45
 9/30/96                8             8.52
10/31/96                8             8.52
11/30/96              8.5             9.05
12/31/96             8.25             9.71
 1/31/97             7.88              9.3
 2/28/97                8             9.41
 3/31/97             7.63             8.97
 4/30/97             8.13             9.56
 5/31/97             8.63            10.15
 6/30/97             8.98            10.57
 7/31/97             9.06            10.66
 8/31/97             9.63            11.32
 9/30/97            11.19            13.16
10/31/97            10.88            12.79
11/30/97            10.81            12.72
12/31/97            10.13             13.1
 1/31/98             9.75            12.62
 2/28/98            10.38            13.43
 3/31/98            11.31            13.64
 4/30/98            11.13             14.4
 5/31/98            10.75            13.91
 6/30/98            10.31            13.35
 7/31/98             9.75            12.62
 8/31/98             7.81            10.11
 9/30/98             8.06            10.43
10/31/98             8.25            10.67
11/30/98             8.94            11.56
12/31/98             8.88            11.87

                                      ---------------------------------------
                                      Annual distribution totals as indicated
                                      ---------------------------------------

         The regular reinvestment of distributions makes a difference!

* Reflects market price total return experience of a continuous stockholder who reinvested all distributions and fully participated in the 1994 rights offering. This graph illustrates the market price change from IPO of $7.50 per share on 12/14/93.

12 | THE ROYCE FUNDS ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------


[bar chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

                     OTCM (NAV)               Russell 2000
              ---------------------     ---------------------
              3/18/94-     -0.4%        3/18/94-     -12.3%
              12/9/94                   12/9/94

              5/22/96-     -6.8%        5/22/96-     -15.4%
              7/24/96                   7/24/96

              1/22/97-     -3.4%        1/22/97-     -9.0%
              4/25/97                   4/25/97

              10/31/97-    -7.4%        10/31/97-    -11.3%
              1/12/98                   1/12/98

              4/21/98-     -29.9%       4/21/98-     -36.5%
              10/8/98                   10/8/98


[END BAR CHART]


Royce Micro-Cap Trust has outperformed the Russell 2000 during all five major downturns since its inception.

---------------------------------------           ---------------------------------
PORTFOLIO DIAGNOSTICS                             TOP 10 POSITIONS % of Net Assets
---------------------------------------           ---------------------------------
Median Market Cap.         $166 million           Midwest Grain Products       1.5%
---------------------------------------           ---------------------------------
Weighted Average P/E Ratio        13.7x           Matthews International
---------------------------------------             Corporation Cl.A           1.5
Weighted Average P/B Ratio         1.5x           ---------------------------------
---------------------------------------           800-JR CIGAR                 1.3
Weighted Average Yield             1.3%           ---------------------------------
---------------------------------------           REMEC                        1.2
Net Assets                 $175 million           ---------------------------------
---------------------------------------           Duff & Phelps Credit Rating  1.1
Turnover Rate                       44%           ---------------------------------
---------------------------------------           Advanced Energy Industries   1.1
Net Leverage+                        5%           ---------------------------------
---------------------------------------           Oshkosh B'Gosh Cl. A         1.1
Symbol -- Market Price             OTCM           ---------------------------------
       -- NAV                     XOTCX           Velcro Industries            1.0
---------------------------------------           ---------------------------------
                                                  Ash Grove Cement Company     1.0
                                                  ---------------------------------
                                                  New England Business Service 1.0
                                                  ---------------------------------


+Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

[START BAR GRAPH]

--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                                   % of Net Assets
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------|
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials      19.2% |
--------------------------------------------------------------------------------------------------------------------------|
--------------------------------------------------------------------------------------------------------------------|
Technology Components and Systems, Software/Services, Semiconductors and Equipment                             14.9 |
--------------------------------------------------------------------------------------------------------------------|
---------------------------------------------------------------------------------------------------------------|
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                              13.4 |
---------------------------------------------------------------------------------------------------------------|
-----------------------------------------------------------------------------------------------------------|
Industrial Services Transportation and Logistics, Printing, Engineering and Construction              10.9 |
-----------------------------------------------------------------------------------------------------------|
-------------------------------------------------------------------------------------------------------|
Financial Intermediaries Insurance, Banking, Closed-end Funds, Securities Brokers                  6.3 |
-------------------------------------------------------------------------------------------------------|
-------------------------------------------------------------------------------------------------|
Consumer Services Retail Stores, Restaurants/Lodging, Leisure/Entertainment                  3.4 |
-------------------------------------------------------------------------------------------------|
------------------------------------------------------------------------------------------------|
Health Surgical Products and Devices, Drugs and Biotech, Health Services                    3.3 |
------------------------------------------------------------------------------------------------|
----------------------------------------------------------------------------------------------|
Natural Resources Oil and Gas, Energy Services, Real Estate                               3.0 |
----------------------------------------------------------------------------------------------|
---------------------------------------------------------------------------------------------|
Financial Services Insurance Brokers, Investment Management, Information and Processing  1.5 |
---------------------------------------------------------------------------------------------|
------------------------------------------------------------------------------------------------------|
Miscellaneous                                                                                     4.6 |
------------------------------------------------------------------------------------------------------|
----------------------------------------------------------------------|
Preferred Stock                                                   0.4 |
----------------------------------------------------------------------|
--------------------------------------------------------------------------------------------------------------------------|
Treasuries, Cash & Cash Equivalents                                                                                  19.1 |
--------------------------------------------------------------------------------------------------------------------------|

[END BAR GRAPH]

-----------------------------------------
GOOD IDEAS THAT WORKED
1998 Realized and Unrealized Gain
-----------------------------------------
REMEC                          $1,153,691
-----------------------------------------
Advanced Energy Industries      1,132,298
-----------------------------------------
MovieFone Cl. A                 1,103,528
-----------------------------------------
800-JR CIGAR                    1,007,575
-----------------------------------------
International Isotopes            964,328
-----------------------------------------
Combined Gain                  $5,361,420
-----------------------------------------

-----------------------------------------
GOOD IDEAS AT THE TIME
1998 Realized and Unrealized Loss
-----------------------------------------
Denbury Resources              $1,085,985
-----------------------------------------
RockShox                          987,388
-----------------------------------------
Perceptron                        966,934
-----------------------------------------
Willbros Group                    917,378
-----------------------------------------
Axiohm Transaction Solutions      720,428
-----------------------------------------
Combined Loss                  $4,678,113
-----------------------------------------

REMEC -- This small microwave component manufacturer suffered from declining orders as a result of problems in Southeast Asia and as a result we were able to buy this stock at a very attractive price. They have a solid business with the military and it now appears as if their commercial business is recovering, which has caused a dramatic reversal in share price performance.

MovieFone Cl. A -- Patience paid off in 1998 as this company was discovered by investors looking for promising Internet plays. MovieFone, which provides information for moviegoers, successfully migrated to the web with a business model that may actually be profitable -- unlike many Internet companies.

Denbury Resources -- The senior managers of this small energy company have significant experience at successfully building energy enterprises. Having suffered from the general collapse in energy prices, we believe that the talented management team will help this stock to turn around when energy prices recover.

Perceptron -- This leading manufacturer of three-dimensional image units for automobile-inspections robots continued to suffer from difficult product transition cycles. That drove this stock from a high of $30 all the way down to $6. We have increased our position due to our confidence in this company's ability to develop new products and technology.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 13

ROYCE GLOBAL TRUST
--------------------------------------------------------------------------------

[START SIDEBAR]

WHAT WE DO

Royce Global Trust ("FUND") is a closed-end fund that invests primarily in a limited number of domestic and foreign companies, selected using a value approach. While it is not restricted as to stock market capitalization, Royce focuses the Fund's investments primarily in small-cap companies with significant business activities in the United States. Normally, at least 65% of the assets will be invested in the securities of companies of at least three countries, including the United States.

HOW WE DID

Royce Global Trust's more concentrated approach produced out-of-sync returns relative to its small-cap benchmark index for the fourth quarter and for the year. In the fourth quarter, the Fund generated NAV and market price total returns of 5.4% and 1.3% and for the full year returns of -6.8% and -3.7%, respectively. The Russell 2000's returns for these periods were 16.3% and -2.6%, respectively.

Several sectors, including natural resources, consumer products and industrial products were mired in performance difficulties. Although we were disappointed with the performance of the domestic small-cap sector in general and FUND in particular, we are excited about the long-term prospects for both. The significant small-cap downturn from April 21, 1998 through October 8, 1998 created numerous investment opportunities for the Fund, which we believe can potentially translate into future performance.

The Fund's officers, employees and their affiliates increased their commitment during the quarter and now own more than $4 million, or 10%, of the Fund's Common Stock.

[END SIDEBAR]

--------------------------------------------------------------------------------
NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/98
--------------------------------------------------------------------------------
4th Quarter 1998*                                                           5.4%
--------------------------------------------------------------------------------
Jul-Dec 1998*                                                             -12.4
--------------------------------------------------------------------------------
1-Year                                                                     -6.8
--------------------------------------------------------------------------------
Since Inception** (11/1/96)                                                 7.7
--------------------------------------------------------------------------------


 *Not annualized.
**Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

--------------------------------------------------------------------------------
ROYCE GLOBAL TRUST MARKET PRICE -- ACTUAL vs. ADJUSTED*
--------------------------------------------------------------------------------

---------------------------
Market Price Total Returns
---------------------------
 Since 6/25/96 = 28.2%
---------------------------
 Since 11/1/96 = 22.7
---------------------------
 1 Year        = -3.7
---------------------------

Adjusted Market Price
Actual Market Price

[PLOT POINTS]

Royce Global Trust Actual vs. Adjusted Market Price Chart

                   Actual         Adjusted
             Market Price     Market Price
             ------------     ------------
 6/15/96             4.19             4.19
 7/31/96             4.19             4.19
 8/31/96             4.13             4.13
 9/30/96             4.13             4.13
10/31/96             4.38             4.38
11/30/96             4.66             4.66
12/31/96             4.59             4.59
 1/31/97             4.75             4.75
 2/28/97             4.56             4.56
 3/31/97             4.88             4.88
 4/30/97             4.72             4.72
 5/31/97             4.81             4.81
 6/30/97                5                5
 7/31/97             5.28             5.28
 8/31/97             5.44             5.44
 9/30/97             6.06             6.06
10/31/97             5.69             5.69
11/30/97             5.69             5.69
12/31/97             5.06             5.57
 1/31/98             5.13             5.64
 2/28/98             5.25             5.78
 3/31/98             5.66             6.23
 4/30/98             5.94             6.54
 5/31/98             5.66             6.23
 6/30/98              5.5             6.05
 7/31/98             5.56             6.12
 8/31/98             4.38             4.82
 9/30/98             4.81              5.3
10/31/98             4.63             5.09
11/30/98             4.81              5.3
12/31/98             4.88             5.37



                                      ---------------------------------------
                                      Annual distribution totals as indicated
                                      ---------------------------------------

* Reflects market price total return experience of a continuous stockholder who reinvested all distributions. This graph illustrates the market price change from $4.1875 on 6/25/96, the date the Fund's Board announced its recommendation that stockholders approve the assumption by Royce & Associates of investment management responsibility for the Fund.

--------------------------------------------------------------------------------
ROYCE GLOBAL TRUST MARKET CAPITALIZATION BREAKDOWN* As of December 31, 1998
--------------------------------------------------------------------------------

[START BAR GRAPH]
                        -------------------------------|
[more than sign]$1,000 -                            25%|
                        -------------------------------|
                        ----------------------------------|
           $500-$1,000 -                               28%|
                        ----------------------------------|
                        -------------------------------------------|
             $300-$500 -                                        32%|
                        -------------------------------------------|
                        ----------------------|
  [less than sign]$300 -                   18%|
                        ----------------------|
                        --------------------------------------------------------
                        0%          10%          20%          30%          40%
                                          % of Portfolio
--------------------------------------------------------------------------------
*in millions

[END BAR GRAPH]

14 | THE ROYCE FUNDS ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

------------------------------------------
PORTFOLIO DIAGNOSTICS
------------------------------------------
Median Market Cap.            $654 million
------------------------------------------
Weighted Average P/E Ratio           15.7x
------------------------------------------
Weighted Average P/B Ratio            1.6x
------------------------------------------
Weighted Average Yield                1.9%
------------------------------------------
Top 3 Countries:
U.S. (79%), Canada (4%), Belize (2%)
------------------------------------------
Net Assets                     $67 million
------------------------------------------
Turnover Rate                          90%
------------------------------------------
Net Leverage+                          10%
------------------------------------------
Symbol -- Market Price                FUND
       -- NAV                        XFUNX
------------------------------------------

+Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

------------------------------------------
TOP 10 POSITIONS           % of Net Assets
------------------------------------------
Charming Shoppes                      5.3%
------------------------------------------
Enesco Group                           4.5
------------------------------------------
Morrison Knudsen Corporation           4.1
------------------------------------------
Kaydon Corporation                     3.9
------------------------------------------
Medical Assurance                      3.6
------------------------------------------
Gibson Greetings                       3.5
------------------------------------------
Oakley                                 3.5
------------------------------------------
Trenwick Group                         3.0
------------------------------------------
E.W. Blanch Holdings                   2.7
------------------------------------------
New England Business Service           2.7
------------------------------------------

[START BAR GRAPH]

--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                                   % of Net Assets
--------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------|
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials   13.8% |
-----------------------------------------------------------------------------------------------------------------------|
-----------------------------------------------------------------------------------------------------------|
Industrial Services Transportation and Logistics, Printing, Engineering and Construction              11.9 |
-----------------------------------------------------------------------------------------------------------|
--------------------------------------------------------------------------------------------------------|
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                       11.5 |
--------------------------------------------------------------------------------------------------------|
----------------------------------------------------------------------------------------------------|
Financial Intermediaries Insurance, Banking, Closed-end Funds, Securities Brokers               8.3 |
----------------------------------------------------------------------------------------------------|
-------------------------------------------------------------------------------------------------|
Financial Services Insurance Brokers, Investment Management, Information and Processing      8.1 |
-------------------------------------------------------------------------------------------------|
-----------------------------------------------------------------------------------------------|
Technology Components and Systems, Software/Services, Semiconductors and Equipment         7.9 |
-----------------------------------------------------------------------------------------------|
--------------------------------------------------------------------------------------------|
Natural Resources Oil and Gas, Energy Services, Real Estate                             7.1 |
--------------------------------------------------------------------------------------------|
-----------------------------------------------------------------------------------------|
Consumer Services Retail Stores, Restaurants/Lodging, Leisure/Entertainment          6.6 |
-----------------------------------------------------------------------------------------|
-------------------------------------------------------------------------------------|
Health Surgical Products and Devices, Drugs and Biotech, Health Services         2.2 |
-------------------------------------------------------------------------------------|
-----------------------------------------------------------------------------------------------------------------------------|
Treasuries, Cash & Cash Equivalents                                                                                     22.6 |
-----------------------------------------------------------------------------------------------------------------------------|

[END BAR GRAPH]

------------------------------------------
GOOD IDEAS THAT WORKED
1998 Realized and Unrealized Gain
------------------------------------------
Level 3 Communications         $1,231,056
------------------------------------------
National Computer Systems       1,031,803
------------------------------------------
EarthWeb                        1,017,858
------------------------------------------
Ryanair Holdings ADR              662,566
------------------------------------------
Kaydon Corporation                630,352
------------------------------------------
Combined Gain                  $4,573,635
------------------------------------------

------------------------------------------
GOOD IDEAS AT THE TIME
1998 Realized and Unrealized Loss
------------------------------------------
Gibson Greetings               $1,511,525
------------------------------------------
Denbury Resources                 804,997
------------------------------------------
The Pioneer Group                 798,763
------------------------------------------
Willbros Group                    793,141
------------------------------------------
Input Output                      691,829
------------------------------------------
Combined Loss                  $4,600,255
------------------------------------------

Level 3 Communications -- Our strongest performer at mid-year, Level 3 Communications continued to be recognized in the market. We bought this Internet pipeline builder in the pink sheets when it was not yet a Nasdaq company, saw its price triple, and took our profits.

National Computer Systems -- Dominant in the educational testing business for many years, this company has emerged as a true leader in technology solutions for both educational and large corporate customers. A long-term core holding in the Fund, the combination of solid results and market recognition improved not only the company's business, but also its valuations.

Gibson Greetings -- A multiple of new products and new ventures in 1998 were not enough to overcome a difficult competitive landscape in the greeting-card industry, while near-term earnings disappointments caused the stock to trade at a fraction of its book value. Although a losing proposition so far, we remain encouraged by the company's strong balance sheet, large cash position and highly motivated and very creative management team.

Denbury Resources -- The senior managers of this small energy company have significant experience at successfully building energy enterprises. We sold our position to realize the tax loss, not due to a lack of confidence in the company, whose valuations may become attractive again in the future.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 15

HISTORY SINCE INCEPTION
--------------------------------------------------------------------------------

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings maximizes the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

                                                           AMOUNT     PURCHASE                NAV        MARKET
         HISTORY                                          INVESTED      PRICE    SHARES      VALUE*       VALUE*
         -------                                          --------    --------   ------      ------      -------
Royce Value Trust
11/26/86     Initial Purchase                              $10,000     $10.000    1,000      $ 9,280     $10,000
10/15/87     Distribution $0.30                                          7.000       42
12/31/87     Distribution $0.22                                          7.125       32        8,578       7,250
12/27/88     Distribution $0.51                                          8.625       63       10,529       9,238
 9/22/89     Rights Offering                                   405       9.000       45
12/29/89     Distribution $0.52                                          9.125       67       12,942      11,866
 9/24/90     Rights Offering                                   457       7.375       62
12/31/90     Distribution $0.32                                          8.000       52       11,713      11,074
 9/23/91     Rights Offering                                   638       9.375       68
12/31/91     Distribution $0.61                                         10.625       82       17,919      15,697
 9/25/92     Rights Offering                                   825      11.000       75
12/31/92     Distribution $0.90                                         12.500      114       21,999      20,874
 9/27/93     Rights Offering                                 1,469      13.000      113
12/31/93     Distribution $1.15                                         13.000      160       26,603      25,428
10/28/94     Rights Offering                                 1,103      11.250       98
12/19/94     Distribution $1.05                                         11.375      191       27,939      24,905
 11/3/95     Rights Offering                                 1,425      12.500      114
 12/7/95     Distribution $1.29                                         12.125      253       35,676      31,243
 12/6/96     Distribution $1.15                                         12.250      247       41,213      36,335
  9/8/97     Distribution $0.33                                         15.625       61
 12/5/97     Distribution $0.88                                         15.313      169       52,556      46,814
  3/6/98     Distribution $0.37                                         16.688       69
  6/5/98     Distribution $0.39                                         16.250       76
  9/8/98     Distribution $0.40                                         12.563      104
 12/7/98     Distribution $0.38                                         13.000       98
----------------------------------------------------------------------------------------------------------------
12/31/98                                                   $16,322                3,455      $54,313     $47,506
----------------------------------------------------------------------------------------------------------------

Royce Micro-Cap Trust
12/14/93     Initial Purchase                              $ 7,500     $ 7.500    1,000      $ 7,250     $ 7,500
10/28/94     Rights Offering                                 1,400       7.000      200
12/19/94     Distribution $0.05                                          6.750        9        9,163       8,462
 12/7/95     Distribution $0.36                                          7.500       58       11,264      10,136
 12/6/96     Distribution $0.80                                          7.625      133       13,132      11,550
 12/5/97     Distribution $1.00                                         10.000      140       16,694      15,593
 12/7/98     Distribution $0.29                                                      52
----------------------------------------------------------------------------------------------------------------
12/31/98                                                   $ 8,900                1,592      $16,016     $14,129
----------------------------------------------------------------------------------------------------------------

Royce Global Trust
10/31/96     Initial Purchase                              $ 4,375     $ 4.375    1,000      $ 5,280     $ 4,375
12/31/96                                                                                       5,520       4,594
 12/5/97     Distribution $0.53                                          5.250      101        6,650       5,574
----------------------------------------------------------------------------------------------------------------
12/31/98                                                   $ 4,375                1,101      $ 6,199     $ 5,367
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.


16 | THE ROYCE FUNDS ANNUAL REPORT 1998

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS
--------------------------------------------------------------------------------

WHY SHOULD I REINVEST MY DISTRIBUTIONS?

     By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.


HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?

     Simply put, the Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are issued at the lower of the market price or net asset value on the valuation date.


HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?

     If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds' custodian, State Street Bank and Trust Company, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if State Street is properly notified.


WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?

     If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.


WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?

     The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund's common stock directly through State Street on a monthly basis, and to deposit certificates representing your Fund shares with State Street for safekeeping. The Funds' investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 1999.


HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?

     State Street maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by State Street in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to State Street to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, State Street will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.


HOW CAN I GET MORE INFORMATION ON THE PLANS?

     You can call Investor Services Representatives at (800) 221-4268 or you can request a copy of the Plan for your Fund from State Street. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, PO Box 8200, Boston, MA 02266-8200, telephone (800) 426-5523.

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 17

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------
[Graphic of Computer and Keyboard with "The Royce Funds" on monitor]


NEW @ www.roycefunds.com

     New this quarter on our website is the addition of Fund prices for our open- and closed-end funds. Fund prices are updated daily on the site and can be found in the Performance/Diagnostics/Prices section. Our What's New column continues to be popular. What's New is updated each week on Mondays and features fund updates, market commentary and Chuck Royce's latest thoughts.


Y2K UPDATE

     Royce & Associates recently filed its report on Year 2000 (Y2K) readiness (Form ADV-Y2K), as required by the U.S. Securities and Exchange Commission. Form ADV-Y2K -- which is available on our website in Up-to-the-Minute's Recent Developments section -- asks for specific Y2K information, such as the existence and progress of Y2K compliance plans and contingency plans, systems that may be affected by Y2K and the Y2K readiness of third parties upon which Royce and its clients may be relying to perform mission critical services. Royce and the Funds are working to ensure that our systems and those of our service providers are Y2K compliant, and we do not anticipate that any Y2K problems will have a material impact on Royce's ability to provide services to the Funds at current levels.

--------------------------------------------------------------------------------

NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions and participation in primary subscriptions of any rights offerings. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when sold. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

     Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The average score for the 37 funds in the closed-end domestic equity objective category with a three-year history was 1.09 for the three years ended 12/31/98. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Value Trust and Royce Micro-Cap Trust for this period were 0.98 and 1.02, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Russell 2000, Nasdaq Composite, Nasdaq 100, Nasdaq Industrials, S&P 500, S&P 600 and Dow Jones Industrial Average are unmanaged indices of domestic common stocks. The Royce Funds is a service mark of The Royce Funds.

     The Boards of Directors have given Royce Value Trust's, Royce Micro-Cap Trust's and Royce Global Trust's management the discretionary authority to cause each Fund to repurchase up to 300,000 shares of its common stock in the open market and other transactions through December 31, 1999. Such repurchases would be effected at a price per share that is less than the then current net asset value, but not in excess of the then prevailing market price.

The Boards of Directors of Royce Value Trust, Royce Micro-Cap Trust and Royce Global Trust are authorized to offer stockholders an opportunity to subscribe for additional shares of common stock of the Fund through rights offerings at a price per share that may be less than the then current net asset value of the Fund's common stock. The timing and terms of any such offering are left to the Board's discretion.

--------------------------------------------------------------------------------


18 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE VALUE TRUST, INC.                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS -- 85.9%

                                               SHARES          VALUE
                                               ------          -----
Consumer Products -- 10.5%
Apparel and Shoes - 2.5%
   Garan Incorporated                          116,300        $3,270,938
   K-Swiss Cl. A                               135,200         3,633,500
   Marisa Christina, Incorporated*              62,600            89,987
   Oshkosh B'Gosh Cl. A                        198,800         4,013,275
   St. John Knits                               85,600         2,225,600
   Weyco Group                                 159,400         4,044,775
                                                              ----------
                                                              17,278,075
                                                              ----------
Collectibles - 0.5%
   Enesco Group                                137,100         3,187,575
                                                              ----------
Food/Beverage/Tobacco - 0.7%
   800-JR CIGAR*                                86,000         1,999,500
   Hershey Creamery Company                        643         1,607,500
   J & J Snack Foods*                            5,000           111,875
   WLR Foods*                                  106,577           959,193
                                                              ----------
                                                               4,678,068
                                                              ----------
Home Furnishings/Appliances - 1.8%
   Bassett Furniture Industries                136,387         3,290,336
   Burnham Corporation Cl. A                    42,514         1,615,532
   Burnham Corporation Cl. B                    18,000           684,000
   Conso International Corporation*            174,175         1,023,278
   Ethan Allen Interiors                        24,500         1,004,500
   La-Z-Boy                                     28,200           502,313
   Lifetime Hoan Corporation                   221,069         2,155,423
   The Rival Company                           160,000         2,150,000
   Semi-Tech Corporation Cl. A*                260,600            15,636
                                                              ----------
                                                              12,441,018
                                                              ----------
Publishing - 0.9%
   Gibson Greetings*                           111,700         1,326,437
   The Reader's Digest Association Cl. A         5,000           125,938
   Scholastic Corporation*                       6,200           332,475
   The Topps Company*                          821,700         4,108,500
                                                              ----------
                                                               5,893,350
                                                              ----------
Sports and Recreation - 1.6%
   Johnson Worldwide Associates Cl. A*         251,800         2,329,150
   Oakley*                                     187,800         1,772,362
 ++RockShox*                                 1,101,000         2,821,313
   Sturm, Ruger & Company                      322,000         3,843,875
                                                              ----------
                                                              10,766,700
                                                              ----------
Other Consumer Products - 2.5%
   Lazare Kaplan International*                190,100         1,330,700
   Marvel Enterprises*                         250,900         1,552,444
   Matthews International
     Corporation Cl. A                         115,200         3,628,800
   The L. S. Starrett Company Cl. A             73,700         2,528,831
   Velcro Industries                            54,200         8,075,800
                                                              ----------
                                                              17,116,575
                                                              ----------
                                                              71,361,361
                                                              ==========

                                               SHARES           VALUE
                                               ------           -----
Consumer Services -- 3.0%
Direct Marketing - 0.1%
   Amway Japan ADR+                            154,500        $  830,437
                                                              ----------
Leisure/Entertainment - 0.3%
   Linea Aerea Nacional Chile ADR*+             10,000            47,500
   Seattle Filmworks*                          481,887         2,228,727
                                                              ----------
                                                               2,276,227
                                                              ----------
Restaurants/Lodging - 0.9%
   Applebee's International                    118,000         2,433,750
   Buffets*                                    178,850         2,135,022
   Lone Star Steakhouse & Saloon*               60,000           551,250
   Papa John's International*                    5,000           220,625
   Sbarro*                                      24,200           633,738
                                                              ----------
                                                               5,974,385
                                                              ----------
Retail Stores - 1.6%
   Abercrombie & Fitch Cl. A*                    1,000            70,750
   Catherines Stores Corporation*              214,300         2,330,512
   Charming Shoppes*                           801,000         3,454,313
   Claire's Stores                               2,400            49,200
   Family Dollar Stores                          4,700           103,400
   Little Switzerland*                          60,000           138,750
   Mikasa                                      168,900         2,153,475
   Pier 1 Imports                               17,500           169,531
   Sunglass Hut International*                 325,400         2,277,800
   Suzy Shier                                   10,000            62,152
                                                              ----------
                                                              10,809,883
                                                              ----------
Other Consumer Services - 0.1%
   Groupe AB ADR*+                              51,500            99,781
                                                              ----------
                                                              19,990,713
                                                              ==========
Financial Intermediaries -- 9.3%
Banking - 1.4%
   Boston Private Financial Holdings*           10,000            85,000
   The First National Bank of
     Anchorage                                   2,100         2,205,000
   The Mechanics Bank*                             200         2,620,000
   National Bancorp of Alaska                   73,880         2,493,450
   Oriental Financial Group                     68,000         2,129,250
                                                              ----------
                                                               9,532,700
                                                              ----------
Insurance - 7.8%
   Alleghany Corporation*                       13,705         2,574,827
   Baldwin & Lyons Cl. B                       126,000         3,118,500
   CNA Surety Corporation*                      20,000           315,000
   Capitol Transamerica Corporation            118,415         2,212,880
   Chicago Title Corporation                    49,415         2,319,417
   The Commerce Group                           49,318         1,747,707
   Erie Indemnity Company Cl. A                 17,000           531,250
   Fremont General Corporation                  76,700         1,898,325
   Fund American Enterprises
     Holdings                                   18,400         2,577,150

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 19

ROYCE VALUE TRUST, INC.                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                SHARES       VALUE
                                                ------       -----
Financial Intermediaries (continued)
Insurance (continued)
   Highlands Insurance Group*                  147,500     $1,926,719
   Independence Holding Company                 56,664        793,296
   Leucadia National Corporation                 4,500        141,750
   Markel Corporation*                           2,200        398,200
   Medical Assurance*                          188,068      6,218,002
   NYMAGIC                                      59,400      1,232,550
   Nobel Insurance Limited                     121,500         94,922
   Old Guard Group                             148,000      2,127,500
   Orion Capital Corporation                    50,874      2,025,421
   PMA Capital Cl.A                            193,400      3,783,387
   PXRE Corporation                            178,710      4,478,919
   Philadelphia Consolidated
     Holdings*                                   9,200        208,150
   RLI                                          26,662        886,512
   Trenwick Group                              111,850      3,649,106
   Wesco Financial Corporation                  11,490      4,076,077
   Zenith National Insurance                   170,700      3,947,438
                                                           ----------
                                                           53,283,005
                                                           ----------
Securities Brokers - 0.1%
   Legg Mason                                    8,666        273,521
   Raymond James Financial                       7,500        158,437
                                                           ----------
                                                              431,958
                                                           ----------
                                                           63,247,663
                                                           ==========
Financial Services -- 7.8%
Information and Processing - 1.4%
   BARRA*                                       55,000      1,299,375
   Duff & Phelps Credit Rating                  74,600      4,089,013
   Fair Isaac and Company,
     Incorporated                               50,400      2,327,850
   Investors Financial Services
     Corporation                                26,259      1,565,693
                                                           ----------
                                                            9,281,931
                                                           ----------
Insurance Brokers - 2.7%
   E.W. Blanch Holdings                         85,900      4,074,881
   Clark/Bardes Holdings*                       90,900      1,533,937
   Crawford & Company Cl. A                    327,350      4,378,306
   Crawford & Company Cl. B                     75,300      1,162,444
   Arthur J. Gallagher & Co.                   101,900      4,496,338
   Hilb, Rogal & Hamilton Company              146,075      2,903,241
                                                           ----------
                                                           18,549,147
                                                           ----------
Investment Management - 3.7%
   Affiliated Managers Group*                   97,000      2,897,875
   Alliance Capital Management L.P.            295,400      7,606,550
   Eaton Vance                                 161,800      3,377,575
   The John Nuveen Company Cl. A                26,400        980,100
   Lexington Global Asset Managers*             21,100         81,762
   NVEST L.P.                                   81,400      2,263,938

                                                SHARES       VALUE
                                                ------       -----
   PIMCO Advisors Holdings L.P.                112,740     $3,509,032
   Phoenix Investment Partners                 202,700      1,710,281
   The Pioneer Group                           103,600      2,046,100
   SEI Investments Company                       2,000        198,750
   U.S. Global Investors Cl. A*                249,205        389,383
                                                           ----------
                                                           25,061,346
                                                           ----------
                                                           52,892,424
                                                           ==========
Health -- 2.8%
Commercial Services - 0.5%
   IDEXX Laboratories*                          35,000        941,719
   PAREXEL International Corporation*           75,500      1,887,500
   Henry Schein*                                 5,000        223,750
                                                           ----------
                                                            3,052,969
                                                           ----------
Drugs and Biotech - 1.0%
   Biogen*                                       7,000        581,000
   Centocor*                                    55,000      2,481,875
   Cerus Corporation*                           26,800        562,800
   Genzyme (General Division)*                  40,000      1,990,000
   Genzyme Molecular Oncology                    4,322         14,046
   Genzyme (Tissue Repair)*                     15,300         34,425
   Guilford Pharmaceuticals*                    20,000        285,000
   IDEC Pharmaceuticals
     Corporation*                               20,000        940,000
   U.S. Bioscience*                             10,000         71,875
                                                           ----------
                                                            6,961,021
                                                           ----------
Health Services - 0.2%
   Jenny Craig*                                278,400      1,670,400
                                                           ----------
Personal Care - 0.2%
   Chattem*                                     10,000        478,750
   Jean-Philippe Fragrances*                    84,300        516,337
   Rexall Sundown*                              10,000        140,000
                                                           ----------
                                                            1,135,087
                                                           ----------
Surgical Products and Devices - 0.9%
   Biomet                                        5,000        201,250
   Haemonetics Corporation*                    175,200      3,985,800
   Nitinol Medical Technologies*               265,600        996,000
   Spacelabs Medical*                           39,400        906,200
                                                           ----------
                                                            6,089,250
                                                           ----------
                                                           18,908,727
                                                           ==========
Industrial Products -- 17.2%
Building Systems and Components - 4.2%
   Decker Manufacturing Corporation              6,022        313,144
   Falcon Products                             158,800      1,905,600
   International Aluminum
     Corporation                                63,700      1,883,131
   Juno Lighting                               102,800      2,402,950
   Kimball International Cl. B                 168,580      3,203,020
   Paul Mueller Company                         53,200      2,147,950


20 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE VALUE TRUST, INC.                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                     SHARES        VALUE
                                                     ------        -----
Industrial Products (continued)
Building Systems and Components (continued)
   Preformed Line Products Company                   82,600     $ 2,312,800
   Simpson Manufacturing Co.*                       126,700       4,743,331
   Skyline Corporation                              142,700       4,637,750
 **Thermal Industries*                               42,586         638,790
   Thor Industries                                  154,950       3,951,225
                                                                -----------
                                                                 28,139,691
                                                                -----------
Construction Materials - 2.3%
   Ameron International
     Corporation                                     13,000         481,000
   Ash Grove Cement Company Cl. B                    50,518       4,622,397
   CalMat                                            56,600       1,747,525
   Florida Rock Industries                          166,000       5,146,000
   Puerto Rican Cement Company                       96,300       3,364,481
                                                                -----------
                                                                 15,361,403
                                                                -----------
Industrial Components - 0.1%
   Woodhead Industries                               45,400         590,200
                                                                -----------
Machinery - 2.2%
   Atchison Casting Corporation*                     58,600         542,050
   Federal Signal Corporation                         9,000         246,375
   Lincoln Electric Holdings                        227,980       5,072,555
   Lund International Holdings*                     136,100       1,156,850
   Nordson Corporation                               41,100       2,111,513
   Oshkosh Truck Corporation Cl. B                  141,500       4,687,187
   Tecumseh Products Company Cl. A                   28,300       1,319,488
                                                                -----------
                                                                 15,136,018
                                                                -----------
Paper and Packaging - 1.9%
   CLARCOR                                           14,550         291,000
   P. H. Glatfelter Company                          67,700         837,787
   Liqui-Box Corporation                             66,778       3,472,456
   Mercer International                              13,000          88,563
   PalEx*                                           234,800       1,775,675
   Peak International Limited*                      122,300       1,024,262
   Shorewood Packaging
     Corporation*                                   250,950       5,144,475
                                                                -----------
                                                                 12,634,218
                                                                -----------
Pumps, Valves and Bearings - 1.3%
   ConBraCo Industries*                               7,630       4,120,200
   Denison International ADR*+                       10,000         125,000
   Kaydon Corporation                               104,800       4,198,550
   Robroy Industries Cl. A                           51,270         717,780
                                                                -----------
                                                                  9,161,530
                                                                -----------
Specialty Chemicals and Materials - 2.9%
   Aceto Corporation                                 50,010         662,632
   Brady Corporation Cl. A                          111,100       2,992,756
   Chemfab Corporation*                             133,219       2,755,968
   Hawkins Chemical                                 301,278       3,012,780
   LeaRonal                                          89,475       3,030,966
   Lilly Industries Cl. A                           152,983       3,050,099

                                                     SHARES        VALUE
                                                     ------        -----
   MacDermid, Incorporated                           72,331     $ 2,829,950
   Quaker Chemical Corporation                       66,950       1,205,100
                                                                -----------
                                                                 19,540,251
                                                                -----------
Textiles - 1.3%
   Delta Woodside Industries                        125,400         752,400
   Fab Industries                                   152,800       3,285,200
 ++Thomaston Mills Cl. A                            327,800       1,044,863
   Unifi                                            175,500       3,433,219
   Wellman                                           15,000         152,813
                                                                -----------
                                                                  8,668,495
                                                                -----------
Other Industrial Products - 1.0%
   BHA Group Holdings                               143,209       1,987,025
   Baldor Electric Company                           22,000         445,500
   Landauer                                         112,900       3,655,137
   Myers Industries                                  31,693         909,193
   Quixote Corporation                                1,900          23,394
                                                                -----------
                                                                  7,020,249
                                                                -----------
                                                                116,252,055
                                                                ===========
Industrial Services -- 11.8%
Advertising/Publishing - 0.8%
   Grey Advertising                                   9,617       3,500,588
   True North Communications                         63,000       1,693,125
                                                                -----------
                                                                  5,193,713
                                                                -----------
Commercial Services - 1.2%
   BHI Corporation*                                  83,700       2,573,775
   CDI*                                              39,800         803,463
   Catalina Marketing Corporation*                    5,000         341,875
   Cornell Corrections*                              85,400       1,622,600
   Fisher Companies                                  16,096       1,062,336
   The Olsten Corporation                           153,600       1,132,800
   Open Plan Systems*                               145,000         326,250
                                                                -----------
                                                                  7,863,099
                                                                -----------
Engineering and Construction - 2.3%
   Dames & Moore                                     32,800         422,300
   Insituform Technologies Cl. A*                   177,100       2,567,950
   Morrison Knudsen Corporation*                    214,100       2,087,475
   Sevenson Environmental Services                  265,720       2,258,620
   Stone & Webster                                   99,900       3,321,675
   Todd Shipyards Corporation*                       39,200         186,200
   The Turner Corporation*                          110,700       2,027,194
   Willbros Group*                                  426,500       2,372,406
                                                                -----------
                                                                 15,243,820
                                                                -----------
Food/Tobacco Processors - 1.6%
   DIMON Incorporated                               195,300       1,452,544
   Farmer Bros.                                      26,000       5,564,000
   Seaboard Corporation                               3,750       1,582,500
   Standard Commercial Corporation                  282,501       2,418,915
                                                                -----------
                                                                 11,017,959
                                                                -----------

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 21

ROYCE VALUE TRUST, INC.                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 SHARES       VALUE
                                                 ------       -----
Industrial Services (continued)
Industrial Distribution - 1.2%
   Central Steel & Wire Company                   3,699     $2,633,688
   TBC Corporation*                              98,000        698,250
   Treadco*                                      67,100        452,925
   Vallen Corporation*                          202,929      4,058,580
                                                            ----------
                                                             7,843,443
                                                            ----------
Printing - 1.9%
   Bowne & Co.                                   97,200      1,737,450
   Ennis Business Forms                         199,100      1,978,556
   Merrill Corporation                          168,000      3,244,500
   New England Business Service                  86,000      3,364,750
   The Standard Register Company                 92,700      2,867,906
                                                            ----------
                                                            13,193,162
                                                            ----------
Transportation and Logistics - 2.8%
   Air Express International
     Corporation                                140,268      3,050,829
   AirNet Systems*                              112,200      1,612,875
   Arnold Industries                            233,648      3,767,574
   Circle International Group                   238,125      4,881,563
   Kenan Transport Company                       47,000      1,574,500
   The Pittston BAX Group                       264,300      2,940,338
   Ryanair Holdings ADR*+                        38,300      1,445,825
                                                            ----------
                                                            19,273,504
                                                            ----------
                                                            79,628,700
                                                            ==========
Natural Resources -- 3.7%
Energy Services - 0.9%
   Carbo Ceramics                               129,400      2,264,500
   Global Industries*                           111,200        681,100
   Helmerich & Payne                            115,200      2,232,000
   Lufkin Industries                             22,000        407,000
   Nabors Industries*                             5,000         67,813
 ++Peerless Mfg.                                 79,300        882,212
                                                            ----------
                                                             6,534,625
                                                            ----------
Metals and Mining - 0.1%
   MK Gold Company*                             517,900        291,319
                                                            ----------
Oil and Gas - 2.0%
   Barrett Resources*                           137,200      3,292,800
   Denbury Resources*                           876,500      3,560,781
   Devon Energy Corporation                     100,500      3,084,094
   PetroCorp Incorporated*                      121,900        700,925
   Titan Exploration*                           406,500      2,667,656
   Toreador Royalty Corporation*                 97,100        303,438
   Valley National Gases*                        30,100        169,312
                                                            ----------
                                                            13,779,006
                                                            ----------

                                                 SHARES       VALUE
                                                 ------       -----
Real Estate - 0.7%
   Alico                                         72,700     $1,308,600
   Consolidated-Tomoka Land                       7,800        110,175
   FRP Properties*                              119,900      3,237,300
   Resurgence Properties*                       143,400          7,170
                                                            ----------
                                                             4,663,245
                                                            ----------
                                                            25,268,195
                                                            ==========
Technology -- 14.5%
Aerospace/Defense - 1.4%
   Curtiss-Wright Corporation                   116,900      4,456,813
   Special Metals Corporation*                  255,700      2,285,319
   Woodward Governor Company                    130,600      2,889,525
                                                            ----------
                                                             9,631,657
                                                            ----------
Components and Systems - 3.8%
 ++Axiohm Transaction Solutions*                440,575      2,863,737
   CTS Corporation                                3,400        147,900
   Credence Systems Corporation*                 15,300        283,050
   Dionex Corporation*                          154,000      5,640,250
   Giga-tronics Incorporated*                    57,100        128,475
   Hach Company                                  42,150        505,800
   Hach Company Cl. A                            50,650        519,163
   IFR Systems*                                   9,133         42,240
   Itron*                                         5,000         35,937
   National Instruments*                         48,400      1,651,650
   Newport Corporation                           50,900        858,938
   Penn Engineering and
     Manufacturing                              153,600      3,436,800
   Penn Engineering and
     Manufacturing Cl. A                         39,800        786,050
   Perceptron*                                  242,100      1,603,912
   SAES Getters ADR+                              5,000         27,812
   Scitex Corporation Limited*                  347,100      4,078,425
   Vicor Corporation*                             5,000         45,000
   VideoServer*                                 166,100      3,052,087
                                                            ----------
                                                            25,707,226
                                                            ----------
Distribution - 1.3%
   Daisytek International Corporation*           94,000      1,786,000
   Marshall Industries*                         167,200      4,096,400
   Pioneer-Standard Electronics                  73,525        689,297
   Richardson Electronics                       195,600      1,882,650
                                                            ----------
                                                             8,454,347
                                                            ----------
Semiconductors and Equipment - 3.5%
   Analog Devices*                              117,100      3,674,012
   Brooks Automation*                             5,000         73,125
   Cymer*                                        33,500        489,938
   Dallas Semiconductor Corporation              68,000      2,771,000
   DuPont Photomasks*                            45,000      1,909,687
   Etec Systems*                                  5,000        200,000
   8x8*                                          11,600         65,250

22 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE VALUE TRUST, INC.                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                  SHARES        VALUE
                                                  ------        -----
Technology (continued)
Semiconductors and Equipment (continued)
   Electroglas*                                  212,200     $ 2,493,350
   Exar Corporation*                             200,900       3,239,512
   Helix Technology Corporation                   60,700         789,100
   Kulicke and Soffa Industries*                  30,000         532,500
   Lam Research Corporation*                      21,500         382,969
   Micrel, Incorporated*                           5,000         275,000
   Novellus Systems*                               4,000         198,000
   Ultratech Stepper*                              5,000          80,000
   Uniphase Corporation*                          15,000       1,040,625
   Unitrode Corporation*                         309,500       5,416,250
   Veeco Instruments*                              5,400         286,875
                                                             -----------
                                                              23,917,193
                                                             -----------
Software/Services - 4.2%
   ABR Information Services*                      30,000         588,750
   ANSYS*                                         85,200         937,200
   Aspect Development*                             6,000         265,875
   Aspen Technology*                              46,800         678,600
   Benchmark Electronics*                         43,100       1,578,537
   Check Point Software Technologies*             65,000       2,977,813
   Cognex Corporation*                           127,200       2,544,000
   Comdisco                                       70,000       1,181,250
   Documentum*                                     5,000         267,187
   FileNet Corporation*                           10,000         114,688
   Harbinger Corporation*                         33,700         269,600
   IMR Global*                                     3,000          88,312
   Industri-Matematik International*               4,000          20,000
   Integral Systems*                             157,800       3,067,238
   Integrated Systems*                             5,000          74,687
   International Network Services*                 5,000         332,500
   i2 Technologies*                               10,000         303,750
   The Learning Company*                             800          20,750
   Lycos*                                          6,000         333,375
   MacNeal-Schwendler Corporation*                83,300         583,100
   Macromedia*                                     3,000         101,062
   Manugistics Group*                             15,000         187,500
   MetaCreations Corporation*                      5,000          26,875
   National Computer Systems                     244,000       9,028,000
   Nichols Research Corporation*                  15,950         332,956
   Phoenix Technologies*                           1,000           8,625
   QRS Corporation*                                5,000         240,000
   Radiant Systems*                               15,000         110,625
   Remedy Corporation*                            10,600         147,738
   Siebel Systems*                                10,140         344,126
   Sybase*                                       145,600       1,078,350
 ++Technical Communications
     Corporation*                                106,700         480,150
   Wind River Systems*                             5,000         235,000
                                                             -----------
                                                              28,548,219
                                                             -----------

                                                  SHARES        VALUE
                                                  ------        -----
Telecommunications - 0.3%
   Level 3 Communications*                         2,200     $    94,875
   Mosaix*                                        42,900         332,475
   Plantronics*                                   15,000       1,290,000
   Xylan Corporation*                             17,800         322,625
                                                             -----------
                                                               2,039,975
                                                             -----------
                                                              98,298,617
                                                             ===========
Utilities -- 0.5%
   Southern Union Company*                       127,440       3,106,350
                                                             ===========
Miscellaneous -- 4.8%                                         32,642,342
                                                             ===========
TOTAL COMMON STOCKS
   (Cost $432,117,066)                                       581,597,147
                                                             ===========
PREFERRED STOCKS -- 0.6%
   Pioneer-Standard Electronics (Conv.)           80,000       3,320,000
   SVB Capital                                    20,000         465,000
                                                             -----------
TOTAL PREFERRED STOCKS
   (Cost $4,315,000)                                           3,785,000
                                                             ===========

                                               PRINCIPAL
                                                AMOUNT
                                                ------
CORPORATE BONDS -- 1.5%
   Charming Shoppes 7.50% Conv.
     Sub. Note due 7/15/06                    $3,694,000       3,324,600
   Dixie Group 7.00% Conv. Sub.
     Deb. due 5/15/12                            775,000         577,375
   FirstWorld Communications 0%
     Sr. Note due 4/15/08                      6,950,000       2,085,000
   International Semi-Tech 0%
     Sr. Disc. Note due 8/15/03                  105,000           9,581
   Richardson Electronics 8.25%
     Conv. Sub. Deb. due 6/15/06               2,049,000       1,741,650
   Richardson Electronics 7.25%
     Conv. Sub. Deb. due 12/15/06              1,319,000       1,068,390
   Shoney's 0% Conv. Sub. Deb.
     due 4/11/04                               2,146,000         525,770
   Sunglass Hut International
     5.25% Conv. Sub. Note due
     6/15/03                                     500,000         345,000
   Thorn Apple Valley 9.00% Conv.
     Sub. Deb. due 4/01/07                       100,000          30,000
   Tops Appliance City 6.50% Conv.
     Sub. Deb. due 11/30/03                    1,000,000         600,000
                                                             -----------
TOTAL CORPORATE BONDS
   (Cost $11,693,468)                                         10,307,366
                                                             ===========


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 23

ROYCE VALUE TRUST, INC.                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                            VALUE
                                            -----
U.S. TREASURY OBLIGATION -- 1.5%
   U. S. Treasury Notes, principal
     amount $10,000,000, 6.25%
     due 8/31/02
     (Cost $ 9,994,530)                  $ 10,510,900
                                         ============
REPURCHASE AGREEMENT -- 9.8%
   State Street Bank and Trust
     Company, 4.25% dated 12/31/98,
     due 1/04/99, maturity value
     $66,131,214 (collateralized by
     U.S. Treasury Bonds, 6.75% due
     8/15/26, valued at $67,427,325)
     (Cost $66,100,000)                    66,100,000
                                         ============

                                            VALUE
                                            -----
TOTAL INVESTMENTS -- 99.3%
   (Cost $524,220,064)                   $672,300,413
CASH AND OTHER ASSETS LESS
 LIABILITIES -- 0.7%                        4,662,682
                                         ------------
NET ASSETS -- 100.0%                     $676,963,095
                                         ============

--------------------------------------------------------------------------------

 * Non-income producing.

** A security for which market quotations are no longer readily available represents 0.09% of net assets. This security has been valued in good faith by the Board of Directors.

 + American Depository Receipt.

++ At December 31, 1998, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $526,364,573. At December 31, 1998, net unrealized appreciation for all securities was $145,935,840, consisting of aggregate gross unrealized appreciation of $182,941,350 and aggregate gross unrealized depreciation of $37,005,510. The Fund designated $51,609,988 as a capital gain dividend for the purpose of the dividend paid deduction.

--------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


24 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE VALUE TRUST, INC.                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $458,120,064)                                                           $ 606,200,413
Repurchase agreement (at cost and value)                                                                         66,100,000
Cash                                                                                                                 63,744
Receivable for investments sold                                                                                   6,884,822
Receivable for dividends and interest                                                                             1,101,306
Prepaid expenses                                                                                                     18,965
---------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                                                                   680,369,250
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                                                 2,427,165
Payable for investment advisory fee                                                                                 495,280
Preferred dividends accrued but not yet declared                                                                    266,222
Accrued expenses                                                                                                    217,488
---------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                                                3,406,155
---------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                                   $ 676,963,095
===========================================================================================================================
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share                              $ 160,000,000
===========================================================================================================================
Assets applicable to Common Stock (net asset value per share -- $15.72)                                       $ 516,963,095
===========================================================================================================================
SUMMARY OF STOCKHOLDERS' EQUITY:
7.80% Cumulative Preferred Stock - par value $0.001 per share; 2,400,000 shares                               $       2,400
  outstanding
7.30% Tax-Advantaged Cumulative Preferred Stock - par value $0.001 per share; 4,000,000                               4,000
  shares outstanding
Common Stock - par value $0.001 per share; 32,880,261 shares outstanding (150,000,000                                32,880
  shares authorized)
Additional paid-in capital                                                                                      520,768,368
Undistributed net investment income                                                                               1,846,013
Accumulated net realized gain on investments                                                                      6,495,307
Preferred dividends accrued but not yet declared                                                                   (266,222)
Net unrealized appreciation on investments                                                                      148,080,349
---------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                                   $ 676,963,095
===========================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  Year ended         Year ended
                                                                                 December 31,       December 31,
                                                                                     1998               1997
                                                                                 ------------       ------------
INVESTMENT OPERATIONS:
 Net investment income                                                           $  5,725,999       $  6,702,922
 Net realized gain on investments                                                  53,554,124         29,196,786
 Net change in unrealized appreciation on investments                             (31,906,113)        80,620,819
----------------------------------------------------------------------------------------------------------------
   Net increase in net assets from investment operations                           27,374,010        116,520,527
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                               (944,176)          (736,536)
 Net realized gain on investments                                                  (8,134,436)        (4,063,464)
 Preferred dividends accrued but not yet declared                                    (159,555)          (106,667)
----------------------------------------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                                   (9,238,167)        (4,906,667)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                             (5,045,674)        (5,058,567)
 Net realized gain on investments                                                 (43,475,552)       (27,907,269)
----------------------------------------------------------------------------------------------------------------
   Total distributions to Common Stockholders                                     (48,521,226)       (32,965,836)
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Conversion of Notes to Common Stock                                               26,814,113         11,874,610
 Reinvestment of distributions to Common Stockholders                              29,819,441         21,871,618
 Net proceeds from issuance of Preferred Stock                                     96,484,000                 --
----------------------------------------------------------------------------------------------------------------
   Total capital stock transactions                                               153,117,554         33,746,228
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                        122,732,171        112,394,252
NET ASSETS:
 Beginning of year                                                                554,230,924        441,836,672
----------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income of
  $1,846,013 and $2,136,325, respectively)                                       $676,963,095       $554,230,924
================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 25

ROYCE VALUE TRUST, INC.                             YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends                                                              $   8,243,179
  Interest                                                                   4,275,571
--------------------------------------------------------------------------------------
   Total Income                                                             12,518,750
--------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                                   5,819,144
  Administrative and office facilities expenses                                281,364
  Custodian and transfer agent fees                                            200,218
  Shareholder reports                                                          206,362
  Proxy                                                                        128,686
  Professional fees                                                             87,325
  Directors' fees                                                               64,136
  Amortization of underwriting discount and offering costs of Notes             13,004
  Interest expense                                                               1,390
  Other expenses                                                               128,436
--------------------------------------------------------------------------------------
   Total Expenses                                                            6,930,065
   Fees Waived by Investment Adviser                                          (137,314)
--------------------------------------------------------------------------------------
   Net Expenses                                                              6,792,751
--------------------------------------------------------------------------------------
   Net Investment Income                                                     5,725,999
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                          53,554,124
  Net change in unrealized appreciation on investments                     (31,906,113)
--------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                           21,648,011
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                    $  27,374,010
======================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


26 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                                                        Years ended December 31,
                                                                    ----------------------------------------------------------------
                                                                      1998          1997          1996          1995        1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $16.91        $14.32        $13.56       $12.34      $13.47
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS (a):
 Net investment income                                                   0.17          0.21          0.26         0.04        0.04
 Net realized and unrealized gain on investments                         0.67          3.85          1.92         2.70        0.09
------------------------------------------------------------------------------------------------------------------------------------
  Total investment operations                                            0.84          4.06          2.18         2.74        0.13
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                  (0.03)        (0.03)        (0.01)          --          --
 Net realized gain on investments                                       (0.26)        (0.15)        (0.06)          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions to Preferred Stockholders                         (0.29)        (0.18)        (0.07)          --          --
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                  (0.16)        (0.19)        (0.15)       (0.03)      (0.01)
 Net realized gain on investments                                       (1.38)        (1.02)        (1.00)       (1.26)      (1.04)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions to Common Stockholders                            (1.54)        (1.21)        (1.15)       (1.29)      (1.05)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Effect of Preferred Stock offerings or rights offerings                (0.11)           --         (0.09)       (0.12)      (0.14)
 Effect of reinvestment of distributions by Common Stockholders         (0.09)        (0.08)        (0.11)       (0.11)      (0.07)*
------------------------------------------------------------------------------------------------------------------------------------
  Total capital stock transactions                                      (0.20)        (0.08)        (0.20)       (0.23)      (0.21)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD (a)                                     $15.72        $16.91        $14.32       $13.56      $12.34
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                            $13.75       $15.063       $12.625      $11.875     $11.000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (b):
Net Asset Value (a)                                                       3.3%         27.5%        15.5%         22.6%        1.1%
Market Value                                                              1.5%         28.8%        16.3%         20.5%       (5.6)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c, d)                                                    1.31%         1.12%        1.28%         2.01%       2.01%
  Management fee expense                                                 1.10%         0.39%        0.39%         0.97%       1.21%
  Interest expense                                                         --          0.45%        0.64%         0.75%       0.46%
  Other operating expenses                                               0.21%         0.28%        0.25%         0.29%       0.34%
Net investment income                                                    1.11%         1.53%        1.27%         0.34%       0.31%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                             $676,963      $554,231      $441,837     $338,970    $269,032
Portfolio Turnover Rate                                                    43%           29%           34%          32%         35%
PREFERRED STOCK:
Total shares outstanding                                            6,400,000     2,400,000     2,400,000           --          --
Asset coverage per share                                                  423%          662%          481%          --          --
Liquidation preference per share                                       $25.00        $25.00        $25.00           --          --
Average market value per share:
 7.80% Cumulative (e)                                                  $25.91        $25.70        $25.20           --          --
 7.30% Tax-Advantaged Cumulative (e)                                   $25.43            --            --           --          --
NOTES:
Total amount outstanding (in thousands)                                    --       $27,801       $40,000     $ 40,000    $ 40,000
Asset coverage per note                                                    --          2091%         1202%         944%        769%
Average market value per note (e)                                          --       $107.69       $100.68      $ 96.92    $  95.62
------------------------------------------------------------------------------------------------------------------------------------

(a) From June 21, 1995 through December 31, 1997, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations were calculated assuming the Notes had been fully converted, except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed the Notes had been converted, the Net Asset Value per share would have been increased by $0.31, $0.17, and $0.09 at December 31, 1997, 1996 and 1995,
    respectively.
(b) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in primary subscriptions for rights offerings.
(c) Expense ratios based on total average net assets were 1.06%, 0.99%, 1.20%, 2.01% and 2.01% for the periods ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.34%, 1.14%, 1.31%, 2.04% and 2.02% for the periods ended December 31, 1998, 1997,
    1996, 1995 and 1994, respectively.
(e) The average of month-end market values during the period.
 *  Includes distributions paid January 31, 1994 and December 30, 1994.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 27

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

       Royce Value Trust, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


  Valuation of Investments:

       Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.


  Investment Transactions and Related Investment Income:

       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.


  Expenses:

       The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to one or more Royce Funds are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.


  Taxes:

       As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".


  Distributions:

       The Fund currently has a policy of paying quarterly distributions on the Fund's Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund's Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions paid to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.


  Repurchase Agreements:

       The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.


Investment Company Convertible Notes:

       On February 5, 1998, the Fund redeemed $256,000 of Investment Company Convertible Notes ("Notes"), constituting all of the then outstanding Notes, at a price equal to 100% of the principal amount of each Note plus accrued unpaid interest to that date. Prior to February 5, 1998, the remainder of the Notes had been converted to Common Stock of the Fund. The Fund issued 2,091,425 and 937,268 shares of Common Stock upon conversion of Notes for the periods ended December 31, 1998 and 1997, respectively.


28 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

Capital Stock:

       The Fund currently has two issues of Preferred Stock outstanding. At a Special Meeting on March 2, 1998, Stockholders approved an increase in the frequency of the dividend payments on the Cumulative Preferred Stock then outstanding, from an annual payment at a rate of 8% to a quarterly payment at an annual rate of 7.80%. Stockholders also approved an extension of the call protection period on the 7.80% Cumulative Preferred Stock by two years to August 15, 2003. In conjunction with the rate change, an extra $.05 per share of Cumulative Preferred Stock was paid on March 23, 1998. On May 22, 1998, the Fund issued and sold 4,000,000 shares of 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.

       Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

       The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

       The Fund issued 2,080,238 and 1,422,952 shares of Common Stock as reinvestment by Common Stockholders of distributions for the years ended December 31, 1998 and 1997, respectively.


Investment Advisory Agreement:

       As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a Basic Fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index ("S&P 600").

       The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the applicable performance period. The performance period for each month will be from July 1, 1996 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 60 full calendar months, when it will become a rolling 60-month period ending with the most recent calendar month.

       The Basic Fee for each month will be increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the S&P 600 for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

       Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

       Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate during that period.

       For the year ended December 31, 1998, the Fund accrued and paid Royce advisory fees totaling $5,681,830, which is net of $137,314 voluntarily waived by Royce.


Purchases and Sales of Investment Securities:

       For the year ended December 31, 1998, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $256,135,977 and $251,996,708, respectively.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 29

ROYCE VALUE TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

  Transactions in Shares of Affiliated Companies:

       An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 1998.

----------------------------------------------------------------------------------------------------------------------
                                       Purchases                  Sales
                                -----------------------    ------------------
      Affiliated Company          Shares         Cost       Shares      Cost      Realized Gain/Loss   Dividend Income
      ------------------          ------         ----       ------      ----      ------------------   ---------------
Axiohm Transaction Solutions      343,475    $1,915,946         --          --                --                --
General Builders Corporation           --            --     73,645    $131,141        $   52,971                --
Peerless Mfg.                          --            --         --          --                --           $39,650
RockShox                        1,103,500    $2,672,107      2,500    $  8,125        $   (5,938)               --
Sage Laboratories                      --            --    108,000    $813,888        $1,036,427                --
Technical Communications           63,600    $  270,300      5,700    $ 53,196        $  (28,259)               --
Thomaston Mills Cl. A             327,800    $1,024,375         --          --                --                --
----------------------------------------------------------------------------------------------------------------------

30 | THE ROYCE FUNDS ANNUAL REPORT 1998

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of Royce Value Trust, Inc.

     We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., including the schedule of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the four years in the period ended December 31, 1997 and the statement of changes in net assets for the year ended December 31, 1997 were audited by other auditors whose reports dated February 13, 1995 and February 10, 1998 expressed unqualified opinions on that statement and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.




Tait, Weller & Baker
Philadelphia, PA
January 29, 1999


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 31

ROYCE MICRO-CAP TRUST, INC.                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS -- 80.5%

                                                 SHARES       VALUE
                                                 ------       -----
Consumer Products -- 13.4%
Apparel and Shoes - 3.3%
   Garan Incorporated                            53,200     $1,496,250
   K-Swiss Cl. A                                 22,800        612,750
 **Kleinert's*                                   14,200        170,400
   Oshkosh B'Gosh Cl. A                          91,600      1,849,175
   Weyco Group                                   68,400      1,735,650
                                                            ----------
                                                             5,864,225
                                                            ----------
Food/Beverage/Tobacco - 2.1%
   800-JR CIGAR*                                 98,300      2,285,475
   Golden Enterprises                            47,500        255,313
   Piercing Pagoda*                               3,000         29,250
 ++The Smithfield Companies                     148,400      1,205,750
                                                            ----------
                                                             3,775,788
                                                            ----------
Home Furnishings/Appliances - 2.7%
   Bassett Furniture Industries                  52,800      1,273,800
   Conso International Corporation*             197,800      1,162,075
   Lifetime Hoan Corporation                    120,054      1,170,527
   Meadowcraft*                                  79,800        892,762
   Mity-Lite*                                    14,200        202,350
                                                            ----------
                                                             4,701,514
                                                            ----------
Publishing - 0.8%
   The Topps Company*                           277,300      1,386,500
                                                            ----------
Sports and Recreation - 1.2%
   Aldila*                                      348,500        871,250
   Baldwin Piano & Organ Company*                42,300        407,138
   Johnson Worldwide Associates Cl. A*           87,100        805,675
                                                            ----------
                                                             2,084,063
                                                            ----------
Other Consumer Products - 3.3%
   Koala Corporation                             40,000        695,000
   Lazare Kaplan International*                  91,600        641,200
   Matthews International
     Corporation Cl. A                           81,000      2,551,500
   Velcro Industries                             12,300      1,832,700
                                                            ----------
                                                             5,720,400
                                                            ----------
                                                            23,532,490
                                                            ==========
Consumer Services -- 3.4%
Leisure/Entertainment - 0.6%
   MovieFone Cl. A*                              67,600      1,106,950
                                                            ----------
Restaurants/Lodging - 0.4%
   Pizza Inn                                    145,700        646,544
                                                            ----------
Retail Stores - 2.4%
   The Bombay Company*                           46,600        259,212
   Brookstone*                                   33,000        565,125
   Catherines Stores Corporation*                76,900        836,288
   Cato Corporation Cl. A                        47,500        467,578
   Lechters*                                     93,400        230,581
   Suzy Shier                                   156,800        974,550
   Urban Outfitters*                             56,900        960,187
                                                            ----------
                                                             4,293,521
                                                            ----------
                                                             6,047,015
                                                            ==========

                                                 SHARES       VALUE
                                                 ------       -----
Financial Intermediaries -- 6.3%
Banking - 0.9%
   Iron and Glass Bancorp                        33,200     $  796,800
   Oriental Financial Group                      10,733        336,077
   Queen City Investments*                          948        380,148
                                                            ----------
                                                             1,513,025
                                                            ----------
Insurance - 5.4%
   Capitol Transamerica Corporation              55,965      1,045,846
   Chartwell Re Corporation                      28,500        676,875
   Highlands Insurance Group*                    77,000      1,005,813
   Independence Holding Company                  33,300        466,200
   NYMAGIC                                       40,400        838,300
   The Navigators Group*                         36,800        570,400
   Nobel Insurance Limited                      183,000        142,969
   Old Guard Group                               56,500        812,187
   PMA Capital Cl. A                             56,609      1,107,414
   PXRE Corporation                              40,664      1,019,142
   Trenwick Group                                11,950        389,869
   Wellington Underwriting                      444,712      1,418,586
                                                            ----------
                                                             9,493,601
                                                            ----------
                                                            11,006,626
                                                            ==========
Financial Services -- 1.5%
Information and Processing - 1.1%
   Duff & Phelps Credit Rating                   35,600      1,951,325
                                                            ----------
Insurance Brokers - 0.4%
   CorVel Corporation*                            5,000        176,250
   Hilb, Rogal & Hamilton Company                30,300        602,212
                                                            ----------
                                                               778,462
                                                            ----------
                                                             2,729,787
                                                            ==========
Health -- 3.3%
Commercial Services - 1.1%
   ChiRex *                                      53,000      1,132,875
   ICON ADR*+                                     1,000         33,500
   Young Innovations*                            58,400        766,500
                                                            ----------
                                                             1,932,875
                                                            ----------
Drugs and Biotech - 1.8%
   BioReliance Corporation*                     145,800      1,166,400
   International Isotopes*                       77,400      1,238,400
   Scotia Holdings*                             120,000        127,596
   ViroPharma Incorporated*                      55,900        520,569
                                                            ----------
                                                             3,052,965
                                                            ----------
Health Services - 0.2%
   Jenny Craig*                                  57,000        342,000
                                                            ----------
Personal Care - 0.1%
   Jean-Philippe Fragrances*                     39,200        240,100
                                                            ----------
Surgical Products and Devices - 0.1%
   Nitinol Medical Technologies*                 35,300        132,375
                                                            ----------
                                                             5,700,315
                                                            ==========

32 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE MICRO-CAP TRUST, INC           .                         DECEMBER 31, 1998
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                  SHARES       VALUE
                                                  ------       -----
Industrial Products -- 19.2%
Building Systems and Components - 6.8%
   AFC Cable Systems*                             19,750     $  664,094
   American Buildings Company*                    35,700        874,650
   Falcon Products                               115,600      1,387,200
   International Aluminum
     Corporation                                  12,100        357,706
   Juno Lighting                                  35,600        832,150
   Kit Manufacturing*                             38,800        179,450
   LSI Industries                                 25,900        581,131
   Paul Mueller Company                           16,650        672,244
   Preformed Line Products Company                45,000      1,260,000
   Simpson Manufacturing Co.*                     46,100      1,725,869
   Skyline Corporation                            32,100      1,043,250
 **Thermal Industries*                            58,700        880,500
   Thor Industries                                55,200      1,407,600
                                                             ----------
                                                             11,865,844
                                                             ----------
Construction Materials - 3.4%
   Ash Grove Cement Company                       20,000      1,830,000
   Florida Rock Industries                        55,000      1,705,000
   The Monarch Cement Company                     50,410      1,121,623
   Northwest Pipe Company*                         7,200        116,100
   Puerto Rican Cement Company                    33,200      1,159,925
                                                             ----------
                                                              5,932,648
                                                             ----------
Machinery - 1.6%
 ++Art's-Way Manufacturing Co.*                  124,000        620,000
   DeVlieg-Bullard*                              601,900        376,187
   Lund International Holdings*                   93,700        796,450
   Oshkosh Truck Corporation Cl. B                32,100      1,063,313
                                                             ----------
                                                              2,855,950
                                                             ----------
Paper and Packaging - 1.0%
   Liqui-Box Corporation                          13,100        681,200
   PalEx*                                        140,100      1,059,506
                                                             ----------
                                                              1,740,706
                                                             ----------
Pumps, Valves and Bearings - 0.6%
   NN Ball and Roller                             55,400        325,475
   Sun Hydraulics Corporation                     78,400        651,700
                                                             ----------
                                                                977,175
                                                             ----------
Specialty Chemicals and Materials - 2.8%
   Aceto Corporation                              43,875        581,344
   CFC International*                            113,800        910,400
   Chemfab Corporation*                           80,700      1,669,481
   Hauser*                                       141,400        627,463
   Hawkins Chemical                              122,667      1,226,670
                                                             ----------
                                                              5,015,358
                                                             ----------
Textiles - 0.5%
   Fab Industries                                 45,100        969,650
                                                             ----------
Other Industrial Products - 2.5%
   BHA Group Holdings                             95,965      1,331,514
   Landauer                                       32,300      1,045,712
   Myers Industries                               52,690      1,511,544

                                                  SHARES       VALUE
                                                  ------       -----
   Pioneer Metals*                                 1,570     $  518,100
                                                             ----------
                                                              4,406,870
                                                             ----------
                                                             33,764,201
                                                             ==========
Industrial Services -- 10.9%
Commercial Services - 1.7%
   BHI Corporation*                               42,800      1,316,100
   Cornell Corrections*                           67,500      1,282,500
   Exponent*                                      58,200        349,200
                                                             ----------
                                                              2,947,800
                                                             ----------
Engineering and Construction - 1.7%
   Insituform Technologies Cl. A*                 69,000      1,000,500
   Sevenson Environmental Services               125,120      1,063,520
   Willbros Group*                               152,900        850,506
                                                             ----------
                                                              2,914,526
                                                             ----------
Food/Tobacco Processors - 2.0%
   Farmer Bros.                                    4,000        856,000
   Midwest Grain Products*                       192,922      2,628,562
                                                             ----------
                                                              3,484,562
                                                             ----------
Industrial Distribution - 0.9%
   Vallen Corporation*                            76,800      1,536,000
                                                             ----------
Printing - 2.1%
   Ennis Business Forms                          112,400      1,116,975
   Merrill Corporation                            40,800        787,950
   New England Business Service                   45,300      1,772,363
   Schawk                                          1,300         18,037
                                                             ----------
                                                              3,695,325
                                                             ----------
Transportation and Logistics - 2.5%
   AirNet Systems*                                28,800        414,000
   Circle International Group                     79,700      1,633,850
   Frozen Food Express Industries                138,500      1,090,688
   Kenan Transport Company                        34,800      1,165,800
   Knight Transportation*                          7,500        200,156
                                                             ----------
                                                              4,504,494
                                                             ----------
                                                             19,082,707
                                                             ==========
Natural Resources - 3.0%
Energy Services - 0.8%
   Carbo Ceramics                                 44,200        773,500
   Gulfmark Offshore*                             26,000        409,500
   Peerless Mfg.                                  21,600        240,300
                                                             ----------
                                                              1,423,300
                                                             ----------
Metals and Mining - 0.2%
   MK Gold Company*                              603,700        339,581
                                                             ----------
Oil and Gas - 1.5%
   Denbury Resources*                            283,600      1,152,125
   MarkWest Hydrocarbon*                          15,200        136,800
   Titan Exploration*                            211,600      1,388,625
                                                             ----------
                                                              2,677,550
                                                             ----------
Real Estate - 0.5%
   FRP Properties*                                33,700        909,900
                                                             ----------
                                                              5,350,331
                                                             ==========

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 33

ROYCE MICRO-CAP TRUST, INC.                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                          SHARES       VALUE
                                          ------       -----
Technology - 14.9%
Aerospace/Defense - 1.3%
   Curtiss-Wright Corporation             35,000    $  1,334,375
   Special Metals Corporation*           113,000       1,009,937
                                                    ------------
                                                       2,344,312
                                                    ------------
Components and Systems - 6.7%
   Advanced Energy Industries*            74,600       1,865,000
   CEM Corporation*                       75,700         742,806
   Control Devices                        83,332       1,333,312
   Elamex, S.A. de C.V.*                  86,600         313,925
   Industrial Scientific Corporation      32,400         753,300
   Innovex                                27,400         375,894
   Modern Controls                        36,900         212,175
   Newport Corporation                    60,300       1,017,563
   PCD*                                   30,000         390,000
   Penn Engineering and
     Manufacturing                        39,700         888,288
   Penn Engineering and
     Manufacturing Cl. A                  15,400         304,150
   Perceptron*                           152,100       1,007,662
   Performance Technologies*              37,500         492,188
   Printronix*                            10,000         143,750
   Rainbow Technologies*                  73,700       1,386,481
   TSI Incorporated                       30,000         262,500
   Transact Technologies
     Incorporated*                       101,700         336,881
                                                    ------------
                                                      11,825,875
                                                    ------------
Distribution - 0.8%
   Richardson Electronics                153,500       1,477,438
                                                    ------------
Semiconductors and Equipment - 1.4%
   Aetrium Incorporated*                  10,000         110,000
   Align-Rite International*              30,000         348,750
   Exar Corporation*                      55,900         901,387
   Helix Technology Corporation           36,800         478,400
   Optek Technology*                      29,300         553,037
                                                    ------------
                                                       2,391,574
                                                    ------------
Software/Services - 3.3%
   CSP*                                   44,165         350,560
   Integral Systems*                      42,600         828,037
   JDA Software Group*                    93,600         906,750

                                          SHARES        VALUE
   Kronos Incorporated*                   39,000    $  1,728,188
   MacNeal-Schwendler Corporation*       159,600       1,117,200
   Tyler Corporation*                    122,300         749,087
                                                    ------------
                                                       5,679,822
                                                    ------------
Telecommunications - 1.4%
   REMEC*                                113,200       2,037,600
   Vertex Communications
     Corporation*                         10,000         158,750
   Wireless Telecom Group                 90,000         168,750
                                                    ------------
                                                       2,365,100
                                                    ------------
                                                      26,084,121
                                                    ============
Miscellaneous -- 4.6%                                  8,094,613
                                                    ============
TOTAL COMMON STOCKS
   (Cost $109,588,315)                               141,392,206
                                                    ============
PREFERRED STOCK -- 0.4%
   Seneca Foods Corporation*
   (Cost $623,500)                        51,250         627,812
                                                    ============

                                       PRINCIPAL
                                        AMOUNT
                                        ------
U.S. TREASURY OBLIGATIONS -- 5.9%
U.S. Treasury Notes
   6.25%, due 8/31/00                 $5,000,000       5,126,550
   6.25%, due 8/31/02                  5,000,000       5,255,450
                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $10,015,235)                                 10,382,000
                                                    ============
REPURCHASE AGREEMENT -- 12.8%
   State Street Bank & Trust Company,
   4.25% dated 12/31/98, due 1/04/99
   maturity value $22,410,578
   (collateralized by U.S. Treasury Bonds,
   10.625% due 8/15/15, valued at
   $22,848,343)
   (Cost $22,400,000)                                 22,400,000
                                                    ============
TOTAL INVESTMENTS -- 99.6%
   (Cost $142,627,050)                               174,802,018
CASH AND OTHER ASSETS LESS
 LIABILITIES -- 0.4%                                     693,183
                                                    ------------
NET ASSETS -- 100.0%                                $175,495,201
                                                    ============

--------------------------------------------------------------------------------
 *  Non-income producing.
** Two securities for which market quotations are no longer readily available represent 0.60% of net assets. These securities have been valued in good faith by the Board of Directors.
 +  American Depository Receipt.
++ At December 31, 1998, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.


INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $142,816,118. At December 31, 1998, net unrealized appreciation for all securities was $31,985,900, consisting of aggregate gross unrealized appreciation of $41,628,445 and aggregate gross unrealized depreciation of $9,642,545. The Fund designated $5,216,647 as a capital gain dividend for the purpose of the dividend paid deduction.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


34 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE MICRO-CAP TRUST, INC.                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $120,227,050)                                                          $ 152,402,018
Repurchase agreement (at cost and value)                                                                        22,400,000
Cash                                                                                                               103,402
Receivable for investments sold                                                                                    506,931
Receivable for dividends and interest                                                                              344,848
Prepaid expenses                                                                                                     5,845
--------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                                                                  175,763,044
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment advisory fee                                                                                110,669
Preferred dividends accrued but not yet declared                                                                    68,889
Payable for administration fee                                                                                       9,571
Accrued expenses                                                                                                   78,714
--------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                                                 267,843
--------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                                  $ 175,495,201
==========================================================================================================================
Net assets applicable to Preferred Stock at a liquidation value of $25 per share                             $  40,000,000
==========================================================================================================================
Net assets applicable to Common Stock (net asset value per share -- $10.06)                                  $ 135,495,201
==========================================================================================================================
SUMMARY OF STOCKHOLDERS' EQUITY:
7.75% Cumulative Preferred Stock - par value $0.001 per share; 1,600,000 shares outstanding                  $       1,600
Common Stock - par value $0.001 per share; 13,464,559 shares outstanding (150,000,000 shares authorized)            13,465
Additional paid-in capital                                                                                     139,209,608
Undistributed net investment income                                                                                209,855
Accumulated net realized gain on investments and foreign currency                                                3,954,491
Preferred dividends accrued but not yet declared                                                                   (68,889)
Net unrealized appreciation on investments and foreign currency                                                 32,175,071
---------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                                   $175,495,201
==========================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Year ended         Year ended
                                                                                           December 31,       December 31,
                                                                                               1998               1997
                                                                                          -------------      -------------
INVESTMENT OPERATIONS:
Net investment income                                                                        $1,720,215         $2,268,785
 Net realized gain on investments and foreign currency                                        5,532,509         10,619,371
 Net change in unrealized appreciation on investments and foreign currency                  (10,118,947)        21,021,456
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations                           (2,866,223)        33,909,612
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                                         (758,880)          (242,787)
 Net realized gain on investments and foreign currency                                       (2,341,120)        (1,298,601)
 Preferred dividends accrued but not yet declared                                                    --            (68,889)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions to Preferred Stockholders                                              (3,100,000)        (1,610,277)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                                         (932,213)        (1,914,145)
 Net realized gain on investments and foreign currency                                       (2,875,417)       (10,239,254)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions to Common Stockholders                                                 (3,807,630)       (12,153,399)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Reinvestment of distributions to Common Stockholders                                         2,907,409          9,762,687
 Net proceeds from issuance of Preferred Stock                                                       --         38,500,000
--------------------------------------------------------------------------------------------------------------------------
  Total capital stock transactions                                                            2,907,409         48,262,687
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                                        (6,866,444)        68,408,623
NET ASSETS:
 Beginning of year                                                                          182,361,645        113,953,022
--------------------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income of $209,855 and $180,733,
  respectively)                                                                           $ 175,495,201      $ 182,361,645
==========================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 35

ROYCE MICRO-CAP TRUST, INC.                         YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
 Interest                                                                       $   1,859,902
 Dividends                                                                          1,532,503
---------------------------------------------------------------------------------------------
   Total Income                                                                     3,392,405
---------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                                          1,229,021
  Administration fees                                                                 111,424
  Custodian and transfer agent fees                                                   104,279
  Administrative and office facilities expenses                                        85,180
  Shareholder reports                                                                  83,692
  Professional fees                                                                    41,099
  Directors' fees                                                                      28,369
  Other expenses                                                                       81,487
---------------------------------------------------------------------------------------------
   Total Expenses                                                                   1,764,551
   Fees Waived by Investment Adviser                                                  (92,361)
---------------------------------------------------------------------------------------------
   Net Expenses                                                                     1,672,190
---------------------------------------------------------------------------------------------
   Net Investment Income                                                            1,720,215
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency                              5,532,509
 Net change in unrealized appreciation on investments and foreign currency        (10,118,947)
---------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currency              (4,586,438)
---------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                           $  (2,866,223)
=============================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

36 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                                                          Years Ended December 31,
                                                                     ---------------------------------------------------------------
                                                                        1998          1997           1996         1995       1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.84         $9.38         $8.89        $7.58      $7.27
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income                                                   0.13          0.17          0.09         0.02       0.01
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                      (0.36)         2.61          1.32         1.69       0.41
------------------------------------------------------------------------------------------------------------------------------------
   Total investment operations                                           (0.23)         2.78          1.41         1.71       0.42
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                                  (0.06)        (0.02)           --           --         --
  Net realized gain on investments and foreign currency                  (0.18)        (0.12)           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                         (0.24)        (0.14)           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                                  (0.07)        (0.16)        (0.10)       (0.02)     (0.02)
  Net realized gain on investments and foreign currency                  (0.22)        (0.84)        (0.70)       (0.34)     (0.03)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to Common Stockholders                            (0.29)        (1.00)        (0.80)       (0.36)     (0.05)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of Preferred Stock offering or rights offering                     --         (0.12)           --           --      (0.06)
  Effect of reinvestment of distributions by Common Stockholders         (0.02)        (0.06)        (0.12)       (0.04)        --
------------------------------------------------------------------------------------------------------------------------------------
   Total capital stock transactions                                      (0.02)        (0.18)        (0.12)       (0.04)     (0.06)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $10.06        $10.84         $9.38        $8.89      $7.58
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                             $8.875       $10.125         $8.25        $8.00      $7.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a):
Net Asset Value                                                           (4.1)%        27.1%         16.6%        22.9%       6.0
Market Value                                                              (9.4)%        35.0%         13.9%        19.8%      (5.1)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)                                                      1.18%         0.83%         0.85%        1.36%      1.88%
  Management fee expense                                                  0.80%         0.40%         0.47%        0.77%      1.20%
  Other operating expenses                                                0.38%         0.43%         0.38%        0.59%      0.68%
Net investment income                                                     1.21%         1.77%         0.88%        0.26%      0.21%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                              $175,495      $182,362      $113,953     $100,065    $82,534
Portfolio Turnover Rate                                                     44%           34%           51%          51%        23%
PREFERRED STOCK:
Total shares outstanding                                             1,600,000     1,600,000            --           --         --
Asset coverage per share                                                   439%          456%           --           --         --
Liquidation preference per share                                        $25.00        $25.00            --           --         --
Average market value per share (d)                                      $25.40        $25.56            --           --         --
------------------------------------------------------------------------------------------------------------------------------------

(a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in the primary subscription for the rights offering.
(b) Expense ratios based on total average net assets were 0.92%, 0.72%, 0.85%, 1.36% and 1.88% for the periods ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(c) Expense ratio based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.24% for the period ended December 31, 1998.
(d) The average of month-end market values during the period.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 37

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Summary of Significant Accounting Policies:

       Royce Micro-Cap Trust, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


 Valuation of Investments:

       Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.


 Foreign Currency:

       The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.

       Net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, as a result of changes in the exchange rates.


 Investment Transactions and Related Investment Income:

       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.


 Expenses:

       The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to one or more Royce Funds are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.


 Taxes:

       As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".


 Distributions:

       Distributions paid to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions paid to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.


 Repurchase Agreements:

       The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.


38 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


Capital Stock:

       On July 2, 1997, the Fund issued and sold 1,600,000 shares of 7.75% Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share.

       Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

       The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

       The Fund issued 334,780 and 976,268 shares of Common Stock as reinvestment by Common Stockholders of distributions for the years ended December 31, 1998 and 1997, respectively.


Investment Advisory Agreement:

       As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") receives a fee comprised of a basic fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000 for certain prescribed performance periods, as described below.

       The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 36 month period ending with such month.

       The Basic Fee for each month may be increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the Russell 2000 for the performance period. The performance period for each such month is from January 1, 1997 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 36 full calendar months, when the performance period will become a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and would be payable if the investment performance of the Fund exceeded the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and would be payable if the percentage change in the investment record of the Russell 2000 exceeded the investment performance of the Fund by 12 or more percentage points for the performance period.

       The present Investment Advisory Agreement replaced a similar investment advisory agreement between the Fund and Royce, under which the Fund's investment performance was measured against the record of the Nasdaq Composite over a rolling period of up to 36 months. The present Investment Advisory Agreement provides that, for the 18-month period from January 1, 1997 to June 30, 1998, the monthly fee payable to Royce was the lower of the fee calculated under such Agreement or the fee that would have been payable to Royce for the month involved under the prior agreement.

       Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return from the date of the Preferred Stock original issue fails to exceed the Preferred Stock's dividend rate during that period.

       For the year ended December 31, 1998, the Fund accrued and paid Royce advisory fees totaling $1,136,660, which is net of $92,361 voluntarily waived by Royce.


Administration Agreement:

       Under an Administration Agreement with the Fund, Mitchell Hutchins Asset Management Inc. (the "Administrator") serves as the Administrator, and performs or assists in certain aspects of the Fund's operations. As compensation for its services, the Administrator is paid an annual fee, payable monthly, of $50,000 plus .05% on the first $125 million of the Fund's average daily net assets, and .03% of average daily net assets exceeding $125 million.


Purchases and Sales of Investment Securities:

       For the year ended December 31, 1998, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $71,507,847 and $69,540,929, respectively.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 39

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


Transactions in Shares of Affiliated Companies:

       An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 1998.

--------------------------------------------------------------------------------------------------------------------
                                      Purchases                Sales
                                 -------------------      --------------
      Affiliated Company         Shares        Cost       Shares     Cost     Realized Gain/Loss     Dividend Income
      ------------------         ------        ----       ------     ----     ------------------     ---------------
Art's-Way Manufacturing Co.     30,000      $258,700       --        --              --                       --
The Smithfield Companies        67,600      $473,200       --        --              --                  $14,494
---------------------------------------------------------------------------------------------------------------------

40 | THE ROYCE FUNDS ANNUAL REPORT 1998

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.


     We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., including the schedule of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the four years in the period ended December 31, 1997 and the statement of changes in net assets for the year ended December 31, 1997 were audited by other auditors whose reports dated February 13, 1995 and February 10, 1998 expressed unqualified opinions on that statement and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.




Tait, Weller & Baker
Philadelphia, PA
January 29, 1999

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 41

ROYCE GLOBAL TRUST, INC.                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COMMON STOCKS -- 77.4%


                                                SHARES        VALUE
Consumer Products -- 11.5%
Collectibles - 4.5%
   Enesco Group                                131,000     $ 3,045,750
                                                           -----------
Publishing - 3.5%
   Gibson Greetings*                           200,000       2,375,000
                                                           -----------
Sports and Recreation - 3.5%
   Oakley*                                     247,800       2,338,613
                                                           -----------
                                                             7,759,363
                                                           ===========
Consumer Services -- 6.6%
Retail Stores - 6.6%
   Charming Shoppes*                           825,000       3,557,812
   Suzy Shier                                  147,800         918,613
                                                           -----------
                                                             4,476,425
                                                           ===========
Financial Intermediaries -- 8.3%
Insurance - 8.3%
   Leucadia National Corporation                37,200       1,171,800
   Medical Assurance*                           74,351       2,458,237
   Trenwick Group                               61,050       1,991,756
                                                           -----------
                                                             5,621,793
                                                           ===========
Financial Services -- 8.1%
Information and Processing - 2.1%
   Duff & Phelps Credit Rating                  25,500       1,397,719
                                                           -----------
Insurance Brokers - 4.4%
   E.W. Blanch Holdings                         38,400       1,821,600
   Arthur J. Gallagher & Co.                    25,800       1,138,425
                                                           -----------
                                                             2,960,025
                                                           -----------
Investment Management - 1.6%
   NVEST L.P.                                   40,000       1,112,500
                                                           -----------
                                                             5,470,244
                                                           ===========
Health -- 2.2%
Drugs and Biotech - 2.2%
   Chiron Corporation*                          55,000       1,440,312
                                                           ===========
Industrial Products -- 13.8%
Building Systems and Components - 2.0%
   Simpson Manufacturing Co.*                   36,600       1,370,212
                                                           -----------
Construction Materials - 3.0%
   Florida Rock Industries                      40,000       1,240,000
   Puerto Rican Cement Company                  21,400         747,663
                                                           -----------
                                                             1,987,663
                                                           -----------
Machinery - 2.6%
   Lincoln Electric Holdings                    80,000       1,780,000
                                                           -----------
Pumps, Valves and Bearings - 3.9%
   Kaydon Corporation                           66,100       2,648,131
                                                           -----------

                                                SHARES        VALUE
Textiles - 2.3%
   Unifi                                        77,600     $ 1,518,050
                                                           -----------
                                                             9,304,056
                                                           ===========
Industrial Services -- 11.9%
Commercial Services - 2.1%
   BHI Corporation*                             45,300       1,392,975
                                                           -----------
Engineering and Construction - 5.2%
   Morrison Knudsen Corporation*               287,100       2,799,225
   Willbros Group*                             131,850         733,416
                                                           -----------
                                                             3,532,641
                                                           -----------
Printing - 2.7%
   New England Business Service                 46,500       1,819,312
                                                           -----------
Transportation and Logistics - 1.9%
   Circle International Group                    5,000         102,500
   Ryanair Holdings ADR*+                       32,000       1,208,000
                                                           -----------
                                                             1,310,500
                                                           -----------
                                                             8,055,428
                                                           ===========
Natural Resources -- 7.1%
Energy Services - 1.7%
   Input Output*                               160,000       1,170,000
                                                           -----------
Gold - 2.0%
   Anglogold Limited ADR+                       69,100       1,351,769
                                                           -----------
Oil and Gas - 3.4%
   Tom Brown*                                   87,000         872,719
   Renaissance Energy*                         122,500       1,398,512
                                                           -----------
                                                             2,271,231
                                                           -----------
                                                             4,793,000
                                                           ===========
Technology -- 7.9%
Aerospace/Defense - 1.3%
   Curtiss-Wright Corporation                   22,300         850,187
                                                           -----------
Distribution - 3.3%
   Marshall Industries*                         52,500       1,286,250
   Richardson Electronics                      100,000         962,500
                                                           -----------
                                                             2,248,750
                                                           -----------
Software/Services - 3.3%
   MacNeal-Schwendler
     Corporation*                              127,500         892,500
   National Computer Systems                    36,200       1,339,400
                                                           -----------
                                                             2,231,900
                                                           -----------
                                                             5,330,837
                                                           ===========
TOTAL COMMON STOCKS
   (Cost $49,007,360)                                       52,251,458
                                                           ===========



42 THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE GLOBAL TRUST, INC.                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                              AMOUNT          VALUE
U.S. TREASURY OBLIGATIONS -- 15.1%
U.S. Treasury Notes
   7.125%, due 9/30/99                      $2,000,000     $ 2,035,620
   5.75%, due 10/31/02                       5,000,000       5,179,700
   4.25%, due 11/15/03                       3,000,000       2,961,570
                                                           -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $10,029,531)                                       10,176,890
                                                           ===========
REPURCHASE AGREEMENT -- 6.1%
   State Street Bank and Trust Company,
     4.25% dated 12/31/98, due 1/04/99,
     maturity value $4,101,936
     (collateralized by U.S. Treasury
     Notes, 7.125% due 2/29/00,
     valued at $4,183,975)
     (Cost $4,100,000)                                       4,100,000
                                                           ===========

                                                              VALUE
TOTAL INVESTMENTS--98.6%
   (Cost $63,136,891)                                      $66,528,348
CASH AND OTHER ASSETS LESS
 LIABILITIES -- 1.4%                                           929,023
                                                           -----------
NET ASSETS -- 100.0%                                       $67,457,371
                                                           ===========

--------------------------------------------------------------------------------

* Non-income producing.
+ American Depository Receipt.


INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $63,163,793. At December 31, 1998, net unrealized appreciation for all securities was $3,364,555, consisting of aggregate gross unrealized appreciation of $7,675,252 and aggregate gross unrealized depreciation of $4,310,697. The Fund designated $146,914 as a capital gain dividend for the purpose of the dividend paid deduction.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 43

ROYCE GLOBAL TRUST, INC.                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $59,036,891)                                                         $ 62,428,348
Repurchase Agreement (at cost and value)                                                                      4,100,000
Cash                                                                                                             50,295
Receivable for investments sold                                                                               1,038,237
Receivable for dividends and interest                                                                           211,881
Prepaid expenses                                                                                                 2,286
-----------------------------------------------------------------------------------------------------------------------
 Total Assets                                                                                               67,831,047
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                                               259,412
Payable for investment advisory fee                                                                              38,412
Preferred dividends accrued but not yet declared                                                                 33,112
Accrued expenses                                                                                                 42,740
-----------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                                              373,676
-----------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                                $ 67,457,371
=======================================================================================================================
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share                           $ 20,000,000
=======================================================================================================================
Net Assets applicable to Common Stock (net asset value per share -- $5.63)                                 $ 47,457,371
=======================================================================================================================
SUMMARY OF STOCKHOLDERS' EQUITY:
7.45% Cumulative Preferred Stock - par value $0.001 per share; 800,000 shares outstanding                  $        800
Common Stock - par value $0.001 per share; 8,423,423 shares outstanding (100,000,000                              8,423
  shares authorized)
Additional paid-in capital                                                                                   61,385,724
Undistributed net investment income                                                                             136,580
Accumulated net realized gain on investments and foreign currency                                            2,567,437
Preferred dividends accrued but not yet declared                                                                (33,112)
Net unrealized appreciation on investments and foreign currency                                               3,391,519
-----------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                                $ 67,457,371
=======================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           Year ended        Year ended
                                                                                          December 31,      December 31,
                                                                                              1998              1997
                                                                                          ------------      ------------
INVESTMENT OPERATIONS:
Net investment income                                                                     $    991,047     $    667,252
 Net realized gain on investments and foreign currency                                       1,937,257        2,063,873
 Net change in unrealized appreciation on investments and foreign currency                  (4,873,694)       7,000,782
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations                          (1,945,390)       9,731,907
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                                      (1,343,086)         (30,862)
 Net realized gain on investments and foreign currency                                        (146,914)        (101,582)
 Preferred dividends accrued but not yet declared                                                   --          (33,112)
-----------------------------------------------------------------------------------------------------------------------
  Total distributions to Preferred Stockholders                                             (1,490,000)        (165,556)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                                              --         (987,805)
 Net realized gain on investments and foreign currency                                              --       (3,251,357)
-----------------------------------------------------------------------------------------------------------------------
  Total distributions to Common Stockholders                                                        --       (4,239,162)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Reinvestment of distributions to Common Stockholders                                               --        2,231,274
 Net proceeds from issuance of Preferred Stock                                                      --       19,180,000
-----------------------------------------------------------------------------------------------------------------------
  Total capital stock transactions                                                                  --       21,411,274
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                                       (3,435,390)      26,738,463
NET ASSETS:
 Beginning of year                                                                          70,892,761       44,154,298
-----------------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income of $136,580 and $488,619,
  respectively)                                                                           $ 67,457,371     $ 70,892,761
=======================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

44 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE GLOBAL TRUST, INC.                            YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Interest                                                                      $    953,567
  Dividends                                                                          860,974
--------------------------------------------------------------------------------------------
   Total Income                                                                    1,814,541
--------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                                           708,420
  Custodian and transfer agent fees                                                   70,904
  Shareholder reports                                                                 57,830
  Professional fees                                                                   42,660
  Administrative and office facilities expenses                                       32,744
  Directors' fees                                                                     17,552
  Other expenses                                                                      24,463
--------------------------------------------------------------------------------------------
   Total Expenses                                                                    954,573
   Fees Waived by Investment Adviser                                                (131,079)
--------------------------------------------------------------------------------------------
   Net Expenses                                                                      823,494
--------------------------------------------------------------------------------------------
   Net Investment Income                                                             991,047
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency                             1,937,257
 Net change in unrealized appreciation on investments and foreign currency        (4,873,694)
--------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign currency             (2,936,437)
--------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                           $ (1,945,390)
============================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 45

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

                                                                                  Years ended December 31,
                                                                                  ------------------------
                                                                                     1998           1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $6.04          $5.52
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income                                                                0.12           0.08
  Net realized and unrealized gain (loss) on investments and foreign currency         (0.35)          1.12
----------------------------------------------------------------------------------------------------------
   Total investment operations                                                        (0.23)          1.20
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                                               (0.16)            --
  Net realized gain on investments and foreign currency                               (0.02)         (0.01)
----------------------------------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                                      (0.18)         (0.01)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                                                  --          (0.12)
  Net realized gain on investments and foreign currency                                  --          (0.41)
----------------------------------------------------------------------------------------------------------
   Total distributions to Common Stockholders                                            --          (0.53)
----------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of Preferred Stock offering                                                     --          (0.10)
  Effect of reinvestment of distributions by Common Stockholders                         --          (0.04)
  Other sources                                                                          --             --
----------------------------------------------------------------------------------------------------------
   Total capital stock transactions                                                      --          (0.14)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                        $5.63          $6.04
----------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                           $4.88          $5.06
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (a):
  Net Asset Value (b)                                                                  (6.8)%         20.5%
  Market Value                                                                         (3.7)%         21.3%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c, d)                                                                  1.62%          0.94%
  Management fee expense                                                               1.14%          0.39%
  Other operating expenses                                                             0.48%          0.55%
Net investment income                                                                  1.95%          1.35%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                                            $67,457        $70,893
Portfolio Turnover Rate                                                                  90%            74%
PREFERRED STOCK:
Total shares outstanding                                                            800,000        800,000
Asset coverage per share                                                                337%           354%
Liquidation preference per share                                                     $25.00         $25.00
Average market value per share (e)                                                   $25.16         $25.25



                                                                                         Years ended December 31,
                                                                                   ---------------------------------------
                                                                                     1996            1995           1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $5.09          $4.70           $5.24
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income                                                                0.06           0.13            0.19
  Net realized and unrealized gain (loss) on investments and foreign currency          0.35           0.36           (0.62)
--------------------------------------------------------------------------------------------------------------------------
   Total investment operations                                                         0.41           0.49           (0.43)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
  Net investment income                                                                  --             --              --
  Net realized gain on investments and foreign currency                                  --             --              --
--------------------------------------------------------------------------------------------------------------------------
   Total distributions to Preferred Stockholders                                         --             --              --
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
  Net investment income                                                                  --          (0.16)          (0.11)
  Net realized gain on investments and foreign currency                                  --          (0.01)             --
--------------------------------------------------------------------------------------------------------------------------
   Total distributions to Common Stockholders                                            --          (0.17)          (0.11)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
  Effect of Preferred Stock offering                                                     --             --              --
  Effect of reinvestment of distributions by Common Stockholders                         --             --              --
  Other sources                                                                        0.02           0.07              --
--------------------------------------------------------------------------------------------------------------------------
   Total capital stock transactions                                                    0.02           0.07              --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                        $5.52          $5.09           $4.70
--------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                           $4.59          $4.19           $3.56
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a):
  Net Asset Value (b)                                                                    --             --              --
  Market Value                                                                          9.6%          22.3%          (17.4)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c, d)                                                                  1.91%          2.14%           2.27%
  Management fee expense                                                               0.83%          1.00%           1.00%
  Other operating expenses                                                             1.08%          1.14%           1.27%
Net investment income                                                                  1.80%          2.80%           3.81%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                                            $44,154        $41,385         $41,106
Portfolio Turnover Rate                                                                 159%            76%            483%
PREFERRED STOCK:
Total shares outstanding                                                                 --             --              --
Asset coverage per share                                                                 --             --              --
Liquidation preference per share                                                         --             --              --
Average market value per share (e)                                                                                      --

--------------------------------------------------------------------------------
(a) The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b) For years prior to 1997, the Net Asset Value Total Return is not available.
(c) Expense ratios based on total average net assets were 1.16%, 0.90%, 1.91%, 2.14% and 2.27% for the periods ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(d) Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.88%, 1.60% and 2.08% for the periods ended December 31, 1998, 1997 and 1996, respectively.
(e) The average of month-end market values during the period.


46 | THE ROYCE FUNDS ANNUAL REPORT 1998

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

       Royce Global Trust, Inc. (the "Fund"), formerly named All Seasons Global Fund, Inc., is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


  Valuation of Investments:

       Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.


  Foreign Currency:

       The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.

       Net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, as a result of changes in the exchange rates.


  Investment Transactions and Related Investment Income:

       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.


  Expenses:

       The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to one or more Royce Funds are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.


  Taxes:

       As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".


  Distributions:

       Distributions paid to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions paid to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.


  Repurchase Agreements:

       The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 47

ROYCE GLOBAL TRUST, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


Capital Stock:

       On November 21, 1997, the Fund issued and sold 800,000 shares of 7.45% Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share.

       Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody's, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

       The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

       The Fund issued 425,004 shares of Common Stock as reinvestment by Common Stockholders of distributions for the year ended December 31, 1997.


Investment Advisory Agreement:

       Royce & Associates, Inc. ("Royce") assumed investment management responsibility for the Fund on November 1, 1996. The Investment Advisory Agreement between Royce and the Fund provides for fees at an annual rate of 1.0% of the average daily net assets of the Fund.

       Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund's Preferred Stock for any month in which the Fund's average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock dividend rate during that period. Additionally, Royce had voluntarily committed to waive its fee to the extent necessary to reduce the Fund's expenses, as a percentage of total average net assets, to 1.375% from the date of Preferred Stock issuance to December 31, 1998.

       For the year ended December 31, 1998, the Fund accrued and paid Royce advisory fees totaling $577,341, which is net of $131,079 voluntarily waived by Royce.


Purchases and Sales of Investment Securities:

       For the year ended December 31, 1998, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $60,728,397 and $60,164,783, respectively.



REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors and Stockholders of Royce Global Trust, Inc.


     We have audited the accompanying statement of assets and liabilities of Royce Global Trust, Inc., including the schedule of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the four years in the period ended December 31, 1997 and the statement of changes in net assets for the year ended December 31, 1997 were audited by other auditors whose reports dated January 24, 1996 and February 10, 1998 expressed unqualified opinions on that statement and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Global Trust, Inc. at December 31, 1998, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


Tait, Weller & Baker
Philadelphia, PA
January 29, 1999

48 | THE ROYCE FUNDS ANNUAL REPORT 1998

POSTSCRIPT
--------------------------------------------------------------------------------

[Graphic of a ball and jumping jacks]

"FURBY-MANIA"

A member of our senior investment staff told us this tale of holiday shopping mania.

Like all dutiful Dads, I do my best to help my wife out with Christmas shopping. Of course, having an office a block away from FAO Schwartz doesn't hurt. This year we faced the same problem that every parent of young children faces every Christmas. The names may change, but the dilemma is as old as St. Nick himself. I can sum it up in one word -- Furby.

At first my wife and I, delusional, I guess, with terror at being unable to locate one of these odd furry fellows, tried to convince our child that something else -- a teddy bear or jigsaw puzzle -- might be a little easier on Santa. With the curious combination of awe and greed that afflicts every youngster at this time of year, our little darling sweetly replied,"Santa will bring me a Furby because Santa can do anything."

We made a few more lame attempts to stem the tide. "If you don't stop pestering your mother and me," I announced around the 18th, "you'll wind up with coal in your stocking," a statement that produced a torrent of tears and a demand from my wife that I limit my conversations with the children to the injustices of trading spreads on micro-cap stocks until after Christmas. I was also put on solo Furby procurement duty.

First I tried using one of those online bidding sites. Nothing in my years of trading stocks on Wall Street prepared me for the brutality and ruthlessness of desperate parents vying for Furbies. I realized as I bid $200 for a toy with as much intrinsic value as a pair of sweat socks that I had forgotten everything I had learned about value investing, but I didn't care -- I had to get a Furby or risk sleeping in the reindeer stable. But I couldn't do it. My instincts as a value investor were too strong, and a housewife from Des Moines bid the last remaining one away from me for $220.

It was almost lunch time on the 23rd. No Furby. Suddenly, the phone rang. It was an old college friend, "Fast" Eddie. Eddie is a buyer for FAO Schwartz. "Listen, I could be fired for even thinking about telling you this, but a shipment of Furbies is coming in today at 3:00, on the floor by 3:30. Remember, you never spoke to me!" Before I could even muster a "And how are you, Eddie," he hung up. Talk about insider information!

At 3:15 I was out the door and headed down West 58th Street toward the toy Mecca of midtown Manhattan, casually elbowing tourists foolish enough to get in my way. Just as I got through the door, I saw Eddie ducking into a stairwell and out of sight. I recognized a young portfolio manager of a very aggressive growth fund running toward the back of the store, scattering children in his wake. I followed, knowing how these growth guys are always after the next big thing.

Were we too late? Through a maze of shouting kids and pushy parents, all I could see was a Furby display and some empty shelves. My watch said 3:28! Suddenly, I heard a scream and the sound of something falling. Apparently, my young portfolio manager friend was reaching for the last Furby when he was hit with an avalanche of discounted Tickle-Me-Elmos and Sing-and-Snore Ernies, the Furbies of 1996 and 1997, now being hawked for a fraction of their original price as part of a display called "Precious Memories of Christmas Past." I could just make out his outstretched hand and the very top of his head, the rest of him buried under a sea of red Elmo fur. As I bent down to see if he was all right, a kindly old woman gently scooped the last Furby from the floor. "Buy, buy, I don't care how high it goes, I need that stock," murmured my friend, obviously dizzy from so many furry blows to the head.

Fortunately, he was fine, just a little shaken up. I returned to the office disappointed, but grateful that my brush with Furby-mania had taught me an important lesson about why we don't buy stocks the way consumers buy Furbies. If anything, we stick to Barbies, footballs and board games, the predictable but steady items that may never be this (or any) year's "gotta have it," but never really go out of style, either.

Lost in my reflections, I barely noticed that my telephone message light was on. It was from Eddie. "Sorry I didn't get to you at the store," his message said, "but I was able to put one aside for you. Come by my office after work, and it's all yours."

I guess it's a good thing Eddie chose toys over stocks.

[START SIDEBAR]

Furby-mania had taught me an important lesson about why we don't buy stocks the way consumers buy Furbies. If anything, we stick to Barbies, footballs and board games, the predictable but steady items that may never be this (or any) year's "gotta have it," but never really go out of style, either.

[END SIDEBAR]

--------------------------------------------------------------------------------
                                       THE
                                      ROYCE
                                      FUNDS

                   ONE OF THE INDUSTRY'S MOST EXPERIENCED AND
                  HIGHLY RESPECTED SMALL-COMPANY VALUE MANAGERS

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $2.8 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for more than 25 years.

                          MULTIPLE FUNDS, COMMON FOCUS

Over the years, we have chosen to concentrate on small-company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by participating in the small-cap market's total returns with below-average volatility.

                              CONSISTENT DISCIPLINE

We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its worth. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company.

                              CO-OWNERSHIP OF FUNDS

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $35 million invested in The Royce Funds.

--------------------------------------------------------------------------------

                                 THE ROYCE FUNDS
                  1414 AVENUE OF THE AMERICAS, NEW YORK NY10019

GENERAL INFORMATION                   BROKER/DEALER SERVICES
Additional Report Copies              For Fund Materials and Performance Updates
(800) 221-4268                        (800) 59-ROYCE (597-6923)


                STATE STREET BANK AND TRUST COMPANY
                Custodian, Transfer Agent and Registrar
                (800) 426-5523



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